                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-8006

                        MORGAN GRENFELL INVESTMENT TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (410) 895-5000
                                                            --------------

                                Daniel O. Hirsch
                        Morgan Grenfell Investment Trust
                                One South Street
                           Baltimore, Maryland 21202
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Fixed Income Fund

Scudder Short Duration Fund

Scudder High Income Plus Fund

Semiannual Report to Shareholders

April 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

		Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
Class A	Nasdaq Symbol	SFXAX	SDUAX	N/A
	CUSIP Number	81116P 824	81116P 758	N/A
Class B	Nasdaq Symbol	SFXBX	SDUBX	N/A
	CUSIP Number	81116P 816	81116P 741	N/A
Class C	Nasdaq Symbol	SFXCX	SDUCX	N/A
	CUSIP Number	81116P 790	81116P 733	N/A
Investment Class	Nasdaq Symbol	MFISX	N/A	MGHVX
	CUSIP Number	81116P 832	N/A	81116P 659
Institutional Class	Nasdaq Symbol	MFINX	MGSFX	MGHYX
	CUSIP Number	81116P 840	81116P 766	81116P 667
Premier Class	Nasdaq Symbol	N/A	N/A	MGHPX
	CUSIP Number	N/A	N/A	81116P 642

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2003

Scudder Fixed Income Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Fixed Income Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A(a)	3.87%	9.26%	9.94%	7.30%	7.30%
Class B(a)	3.47%	8.45%	9.11%	6.50%	6.50%
Class C(a)	3.66%	8.55%	9.15%	6.52%	6.51%
Institutional Class+	3.99%	9.54%	10.22%	7.58%	7.58%
Lehman Brothers Aggregate Bond Index+++	4.31%	10.47%	10.21%	7.58%	7.24%

Scudder Fixed Income Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class**
Investment Class+	3.89%	9.31%	9.96%	7.32%	7.14%
Lehman Brothers Aggregate Bond Index+++	4.31%	10.47%	10.21%	7.58%	7.50%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

++ Total returns for periods less than one year are not annualized.
+ Institutional Class and Investment Class are not subject to sales charges.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value: 4/30/03	$ 11.10	$ 11.10	$ 11.10	$ 11.11	$ 11.10
10/31/02	$ 11.08	$ 11.08	$ 11.08	$ 11.09	$ 11.08
Distribution Information: Six Months: Income Dividends	$ .25	$ .21	$ .21	$ .25	$ .26
Capital Gains Distributions	$ .16	$ .16	$ .16	$ .16	$ .16
April Income Dividend	$ .0326	$ .0257	$ .0257	$ .0330	$ .0348
SEC 30-day Yield++	3.93%	3.35%	3.30%	4.17%	4.38%
Current Annualized Distribution Rate++	3.52%	2.78%	2.78%	3.57%	3.77%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Institutional Class Lipper Rankings* - Intermediate Investment Grade Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	188	of	386	49
3-Year	39	of	274	15
5-Year	19	of	208	10
10-Year	8	of	83	10

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Fixed Income Fund - Class A(c) [] Lehman Brothers Aggregate Bond Index+++

Yearly periods ended April 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,434	$12,689	$13,582	$19,316
	Average annual total return	4.34%	8.26%	6.31%	6.81%
Class B(c)	Growth of $10,000	$10,545	$12,791	$13,599	$18,765
	Average annual total return	5.45%	8.55%	6.34%	6.50%
Class C(c)	Growth of $10,000	$10,647	$12,774	$13,475	$18,595
	Average annual total return	6.47%	8.50%	6.15%	6.40%
Lehman Brothers Aggregate Bond Index+++	Growth of $10,000	$11,047	$13,388	$14,407	$20,119
	Average annual total return	10.47%	10.21%	7.58%	7.24%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment*
[] Scudder Fixed Income Fund - Institutional Class [] Lehman Brothers Aggregate Bond Index+++

Yearly periods ended April 30

Comparative Results*
Scudder Fixed Income Fund		1-Year	3-Year	5-Year	Life of Class**
Investment Class	Growth of $10,000	$10,931	$13,297	$14,239	$14,328
	Average annual total return	9.31%	9.96%	7.32%	7.14%
Lehman Brothers Aggregate Bond Index+++	Growth of $10,000	$11,047	$13,388	$14,407	$14,532
	Average annual total return	10.47%	10.21%	7.58%	7.50%

The growth of $10,000 is cumulative.

Scudder Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $250,000	$273,850	$334,750	$360,200	$518,975
	Average annual total return	9.54%	10.22%	7.58%	7.58%
Lehman Brothers Aggregate Bond Index+++	Growth of $250,000	$276,175	$334,700	$360,175	$502,975
	Average annual total return	10.47%	10.21%	7.58%	7.24%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Notes to Performance Summary

* Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Investment Class commenced operations on February 11, 1998. Index returns begin February 28, 1998.
a On June 28, 2002, the Fund began offering additional classes of shares, namely the Class A, B, and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Institutional Class shares of the Scudder Fixed Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 are derived from the historical performance of Institutional Class shares of the Scudder Fixed Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+++ Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance.

Scudder Short Duration Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Short Duration Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund**
Class A(a)	1.98%	4.90%	6.11%	5.83%	5.85%
Class B(a)	1.61%	4.13%	5.32%	5.04%	5.06%
Class C(a)	1.61%	4.13%	5.32%	5.04%	5.06%
Institutional Class++++	2.09%	5.15%	6.37%	6.09%	6.12%
Lehman Brothers Short-Term Treasury Index+	.70%	1.77%	3.95%	4.44%	5.02%
Merrill Lynch 1-3 Year US Treasury Index++	1.42%	5.39%	7.08%	6.16%	6.41%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.
++ Total returns for periods of less than one year are not annualized.
++++ Institutional Class Shares are not subject to sales charges.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/03	$ 10.13	$ 10.13	$ 10.12	$ 10.13
2/28/03 (Inception date for Class A, B and C)	$ 10.09	$ 10.09	$ 10.09	$ -
10/31/02	$ -	$ -	$ -	$ 10.17
Distribution Information: Six Months: Income Dividends	$ .04	$ .03	$ .03	$ .18
Capital Gains Distributions	$ -	$ -	$ -	$ .07
April Income Dividend	$ .0220	$ .0166	$ .0166	$ .0221
SEC 30-day Yield+++	2.69%	2.25%	2.06%	3.02%
Current Annualized Distribution Rate+++	2.61%	1.97%	1.97%	2.61%

+++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 2.34%, 1.75%, 1.58%, and 2.87% for Class A,B,C and Institutional Class, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 2.26%, 1.47%, 1.49% and 2.46% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced.
Institutional Class Lipper Rankings* - Short Investment Grade Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	69	of	131	53
3-Year	63	of	106	59
5-Year	23	of	94	25

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Short Duration Fund - Class A(c) [] Lehman Brothers Short-Term Treasury Index+ [] Merrill Lynch 1-3 Year US Treasury Index++

Yearly periods ended April 30

Comparative Results* (Adjusted for Sales Charges)
Scudder Short Duration Fund		1-Year	3-Year	5-Year	Life of Fund**
Class A(c)	Growth of $10,000	$10,202	$11,617	$12,908	$15,450
	Average annual total return	2.02%	5.12%	5.24%	5.49%
Class B(c)	Growth of $10,000	$10,113	$11,481	$12,686	$14,944
	Average annual total return	1.13%	4.71%	4.87%	5.06%
Class C(c)	Growth of $10,000	$10,209	$11,465	$12,558	$14,795
	Average annual total return	2.09%	4.66%	4.66%	4.93%
Lehman Brothers Short-Term Treasury Index+	Growth of $10,000	$10,177	$11,233	$12,425	$14,778
	Average annual total return	1.77%	3.95%	4.44%	5.02%
Merrill Lynch 1-3 Year US Treasury Index++	Growth of $10,000	$10,539	$12,279	$13,483	$16,528
	Average annual total return	5.39%	7.08%	6.16%	6.41%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment*
[] Scudder Short Duration Fund - Institutional Class [] Lehman Brothers Short-Term Treasury Index+ [] Merrill Lynch 1-3 Year US Treasury Index++

Yearly periods ended April 30

Comparative Results*
Scudder Short Duration Fund		1-Year	3-Year	5-Year	Life of Fund**
Institutional Class	Growth of $250,000	$262,875	$300,850	$335,950	$405,300
	Average annual total return	5.15%	6.37%	6.09%	6.12%
Lehman Brothers Short-Term Treasury Index+	Growth of $250,000	$254,425	$280,825	$310,625	$369,450
	Average annual total return	1.77%	3.95%	4.44%	5.02%
Merrill Lynch 1-3 Year US Treasury Index++	Growth of $250,000	$263,475	$306,975	$337,075	$413,200
	Average annual total return	5.39%	7.08%	6.16%	6.41%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Notes to Performance Summary

* Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on March 13, 1995. Index comparisons begin March 31, 1995.
a On February 28, 2003, the Fund began offering additional classes of shares, namely the Class A, B, and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Institutional Class shares of the Scudder Short Duration Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.
c Returns shown for Class A, B and C shares for the periods prior to their inception on February 28, 2003 are derived from the historical performance of Institutional Class shares of the Scudder Short Duration Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 2.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Lehman Brothers Short-Term Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities in the one year or less range.
++ Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.
Effective February 28, 2003 the Merrill Lynch 1-3 Year US Treasury Index replaced the Lehman Brothers Short-Term Treasury Index as the Fund's benchmark index because the advisor believes that remaining duration neutral to the new index will provide the Fund with greater flexibility to purchase securities with slightly longer maturities on a very attractive segment of the yield curve.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance.

Scudder High Income Plus Fund

Average Annual Total Returns*
Scudder High Income Plus Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class(a)	Life of Class(b)	Life of Class(c)
Investment Class	18.36%	8.56%	3.21%	-	7.01%	-	-
Institutional Class	18.34%	8.56%	3.42%	4.63%	-	4.78%	-
Premier Class	18.42%	8.84%	-	-	-	-	6.09%
CS First Boston High Yield Index+	19.74%	11.24%	5.63%	3.07%	4.74%	3.21%	7.71%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

++ Total returns for periods of less than one year are not annualized.
Net Asset Value and Distribution Information
	Investment Class	Institutional Class	Premier Class
Net Asset Value:
4/30/03	$ 7.13	$ 7.12	$ 7.12
10/31/02	$ 6.32	$ 6.32	$ 6.32
Distribution Information: Six Months:
Income Dividends	$ .33	$ .34	$ .34
April Income Dividend	$ .0529	$ .0544	$ .0552
SEC 30-day Yield++	7.99%	8.33%	8.48%
Current Annualized Distribution Rate++	8.92%	9.18%	9.30%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 8.28% and 8.28% for the Institutional Class and Premier Class, respectively, had certain expenses not been reduced.
Institutional Class Lipper Rankings* - High Current Yield Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	101	of	384	27
3-Year	111	of	311	36
5-Year	7	of	212	4

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $250,000 Investment*
[] Scudder High Income Plus Fund - Institutional Class [] CS First Boston High Yield Index+

Yearly periods ended April 30

Comparative Results*
Scudder High Income Plus Fund		1-Year	3-Year	Life of Class(a)
Investment Class	Growth of $10,000	$10,856	$10,995	$13,676
	Average annual total return	8.56%	3.21%	7.01%
CS First Boston High Yield Index+	Growth of $10,000	$11,124	$11,787	$12,328
	Average annual total return	11.24%	5.63%	4.74%

The growth of $10,000 is cumulative.

Scudder High Income Plus Fund		1-Year	3-Year	5-Year	Life of Class(b)
Institutional Class	Growth of $250,000	$271,400	$276,525	$313,475	$317,500
	Average annual total return	8.56%	3.42%	4.63%	4.78%
CS First Boston High Yield Index+	Growth of $250,000	$278,100	$294,675	$290,750	$292,925
	Average annual total return	11.24%	5.63%	3.07%	3.21%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Scudder High Income Plus Fund		1-Year	Life of Class(c)
Premier Class	Growth of $5,000,000	$5,442,000	$5,794,000
	Average annual total return	8.84%	6.09%
CS First Boston High Yield Index+	Growth of $5,000,000	$5,562,000	$6,005,500
	Average annual total return	11.24%	7.71%

The growth of $5,000,000 is cumulative.

The minimum investment for Premier Class shares is $5,000,000.

Notes to Performance Summary

* Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
a Investment Class commenced operations on September 15, 1998. Index returns begin September 30, 1998.
b The Fund commenced operations on March 16, 1998. Index returns begin March 31, 1998.
c Premier Class commenced operations on October 31, 2000. Index returns begin October 31, 2000.
+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Shareholders of the Investment Class and Institutional Class redeeming shares held less than 180 days will have a lower total return due to the effect of the 2% redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

Scudder Fixed Income Fund and
Scudder Short Duration Fund

Gary Bartlett serves as lead portfolio manager of Scudder Fixed Income Fund and Scudder Short Duration Fund. He is assisted by an extensive team of portfolio co-managers. In the following interview, the team discusses the funds' performance and the recent market environment.

Q: How did the bond market perform during the six-month period ended April 30, 2003?

A: Both the bond and stock markets turned in solid results for the period. The Lehman Brothers Aggregate Bond Index1 gained 4.31%, while the S&P 500 index2 rose 4.48%. Although the market continued to exhibit concerns about the results of the war with Iraq, the state of the US and global economies and the potential for terrorist threats, corporate bonds and high-yield issues staged a rally in October 2002 and continued to post steadily improving results through April 2003. We believe this rally in the corporate sector stemmed primarily from technical factors as well as the market's perception in late 2002 that the war with Iraq would be averted, that the Federal Reserve Board would keep rates steady or possibly ease them and that the stock market had bottomed. Although these events did not necessarily work out as expected, the corporate market continued to hold strong in the first quarter of 2003 and throughout much of April.

1 The Lehman Brothers Aggregate Bond Index is a total-return index including fixed-rate debt issues rated investment grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.
2 The S&P 500 index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

As a result, spreads on corporate and high-yield bonds have narrowed. For instance, the spread on the Lehman Brothers Credit Index was as high as 240 basis points in mid-October 2002 but has since narrowed to 123 basis points as of the end of April 2003 versus similar-maturity

Yield Curve: Recent History

Source: Bloomberg LP, as of April 30, 2003

Treasuries. (A basis point is one-hundredth of a percentage point.) Asset-backed3 and mortgage-backed securities4, which generally offer higher quality and stable cash flow, also continued to perform well. Treasury bonds, while still delivering positive results, lagged much of the rest of the bond market.

3 Asset-backed securities are bonds or notes backed by loans or accounts receivable originated by banks, credit card companies or other providers of credit.
4 Mortgage-backed securities are securities consisting of a group of real estate mortgages.

Q: How did Scudder Fixed Income Fund perform for the six-month period ended April 30, 2003?

A: The fund underperformed its average peer in the Lipper Intermediate Investment Grade Debt Funds category and its benchmark, the Lehman Brothers Aggregate Bond Index. The fund gained 3.87% (Class A shares unadjusted for sales charges) for the period, while the average fund in the Lipper Intermediate Investment Grade Debt Funds category rose 4.82%.5 The Lehman Brothers Aggregate Bond Index, the fund's benchmark, returned 4.31% for the period. (Please see the Performance Summary beginning on page 3 for the standardized performance of all share classes.)

5 The Lipper Intermediate Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. It is not possible to invest directly in an index or category.

Q: How did Scudder Short Duration Fund perform for the six-month period ended April 30, 2003?

A: For the period, the fund outperformed its benchmark, the Merrill Lynch 1-3 Year US Treasury Index, but lagged its average Lipper peer. The fund gained 1.98% (Class A shares unadjusted for sales charges), while the Merrill Lynch 1-3 Year US Treasury Index rose 1.42%. The average fund in the Lipper Short Investment Grade Debt Funds category returned 2.39%.6 Effective February 28, 2003, the Merrill Lynch 1-3 Year US Treasury Index replaced the Lehman Brothers Short-Term Treasury Index7 as the fund's benchmark index. (For the period, the Lehman Brothers Short-Term Treasury Index rose 0.70%.) The advisor believes that remaining duration neutral to the new index will provide the fund with greater flexibility to purchase securities with slightly longer maturities in an attractive segment of the yield curve. (Please see the Performance Summary beginning on page 7 for the standardized performance of all share classes.)

6 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than 3 years.
7 The Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years. The Lehman Brothers Short-Term Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities in the 1-year-or-less range.

Q: How did the funds' strategy and positioning contribute to their performance during the period?

A: Our long-term goal for each fund is to provide the best risk-adjusted returns available in a fixed-income portfolio while adhering to the funds' investment objectives. Our bottom-up investment strategy, including the effective selection of top-performing securities, led to strong absolute results, for the six-month period.

Although the funds' percentage of assets in corporate bonds did not change much in the period, we reallocated some of the funds' corporate exposure to higher-beta8 areas of the corporate market. This move helped boost the funds' results, as investors in search of higher yields favored such issues. In addition, the funds' stake in asset-backed securities, commercial mortgage-backed securities and mortgage-backed securities aided results. These spread sectors outperformed in the period. At the same time, the funds' exposure to US Treasury bonds and corporate bonds in the financials sector declined. That reduction proved timely, since Treasury bonds, though posting positive returns, trailed other areas of the bond market.

Among higher-beta issues, we selectively increased exposure to lower-quality bonds that we found to be selling at levels that were inexpensive relative to their peer group. However, we favored only companies that expressed the willingness and ability to reduce the percentage of debt on their balance sheets. Some of the bonds we added are in the telecom, utilities and media sectors and include issues such as Comcast, AOL Time Warner, American Electric Power and Xcel Energy. Although we were underweight in industrials, our security selection in that sector contributed to the funds' results.

Over the long term, our process continues to be intently focused on security selection as the most valuable investment tool. We will continue to apply our long-standing discipline of valuing the creditworthiness, structural stability and liquidity of individual securities. This discipline allows for exploitation of specific undervalued pricing of individual bonds while diversifying the portfolios' total risk over a broad range of independent investment decisions.

8 Beta is a historical measure of a fund's sensitivity to benchmark index movements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder High Income Plus Fund

In the following interview, Portfolio Manager Andrew Cestone discusses Scudder High Income Plus Fund's strategy and the market environment during the six-month period ended April 30, 2003.

Q: How did high-yield bonds perform during the reporting period?

A: Following recent years of difficult performance, high-yield investors were rewarded with strong returns during the past six months. As measured by the CS First Boston High Yield Index, the high-yield asset class returned a robust 19.74% for the period. High yield returned 6.9% in the first calendar quarter of 2003 alone, which was the best quarterly showing for the asset class since the first quarter of 1993. High yield was one of the best-performing asset classes over the full six months, outperforming stocks, 10-year Treasuries and the investment grade bond market as a whole.

Q: Why did the asset class perform so well?

A: Demand outpaced supply as continued evidence of improving fundamentals in the high-yield asset class prompted yield-starved investors to pour cash into the market. The best-performing sectors were higher-beta groups such as information technology, utilities, and media and telecommunications. Similarly, CCC/split CCC-rated securities were the top-performing credit quality category, with a return of 34.6%. In comparison, BB-rated and B-rated securities returned 13.2% and 20.0%, respectively. The return of the CCC credit quality space illustrates the extent to which investors were reaching for yield, even in an environment marked by geopolitical uncertainty, sluggish economic growth and mixed corporate earnings.

A positive fundamental development was the decline in defaults (the failure of corporations to pay the interest or principal payments on their bond issues). The default rate for the trailing 12-month period ended April 30, 2003, was 6.8%. In comparison, this number stood at 8.4% at the end of December 2002 and approximately 9.2% at the end of October 2002.1 This favorable trend, which reflects improving credit conditions, has been a significant positive for the high-yield market.

1 Source: Moody's Investors Service

As a result of these developments, the yield spread (the difference in the yields of high-yield bonds and US Treasuries) fell to 727 basis points, or 7.27 percentage points. This is a marked improvement from the end of December 2002, when the spread was 947 basis points, and October 2002, when it stood at 1,080 basis points.

Q: How did the fund perform?

A: The fund performed well on an absolute basis, returning 18.36% (Investment Class) for the six months ended April 30, 2003, outpacing a 17.88% average return for the 400 funds in its Lipper peer group, High Current Yield Funds.2 However, the fund lagged the CS First Boston High Yield Index return of 19.74%. (Please see the Performance Summary beginning on page 11 for the standardized performance of all share classes.)

2 The Lipper High Current Yield Funds category includes funds that aim at high (relative) current yield from fixed income securities, has no quality or maturity restrictions and tends to invest in lower-grade debt issues. It is not possible to invest directly in an index or a category.

The most significant reason for the fund's underperformance versus the benchmark was its underweight position in lower-quality securities (those rated CCC/split CCC and below). The portfolio had been positioned more conservatively than the benchmark and its peer group due to weak economic fundamentals, the uncertainty created by the looming war in Iraq and the warnings of possible terrorist attacks. In addition, given the already large compression in yield spreads from a high of 1,116 basis points in mid-October 2002, we believed prudence dictated caution and a continued focus on protection of principal. Although an imbalance in the supply/demand picture helped spark outperformance among lower-tier securities during the period, we believe fundamentals prevail over the long term, and at this time, we are still concerned about the fundamentals in many of these industries.

Q: What holdings had the greatest impact on performance?

A: Top individual performers included Tyco International (manufacturing) and Pioneer Natural Resources (energy exploration and production). Tyco continued to gain in price on increased investor confidence that the company's underlying businesses were stable and were able to generate sufficient cash flow. Pioneer added to the fund's return for the period as higher commodity prices benefited the company's overall earnings, and the broader market began to share our conclusion that Pioneer would again likely be an investment-grade company. Qwest (domestic telecom), Millicom International Cellular (international telecom) and Celcaribe (wireless telecom) also added to performance. (As of April 30, 2003, positions in Celcaribe were sold.)

Key detractors were holdings in HEALTHSOUTH and Flemming Companies. HEALTHSOUTH's bond prices dropped significantly near the end of the period when it was disclosed that the company had committed massive fraud. Its audited cash position had been significantly overstated as well, leaving the company unable to meet a month-end bond maturity. We held HEALTHSOUTH, in part, because we liked the fundamental value of its stable BB credit and we were looking for a change in management as a positive catalyst. The company's bonds subsequently staged a partial bounce-back as distressed investors recognized the value in HEALTHSOUTH's underlying businesses and investors became more optimistic about the potential for a quick restructuring. Our analysis and holding in HEALTHSOUTH positively contributed to performance in the month of April 2003.

Flemming is a food wholesaler/distributor that was hurt when one of its key customers was forced to close many of its stores. In anticipation that the company would likely file bankruptcy, we sold the fund's remaining position in Flemming's bonds before the company filed for bankruptcy in early April 2003.

Q: Did you change your strategy to react to the rally in high yield?

A: No. We employ a disciplined approach that we do not change based on shifting market conditions. Our primary focus is on individual security and risk management. We believe we can add the most value through fundamental research - as opposed to sector or duration bets - so our primary emphasis is on finding bonds that offer the best combination of risk and return potential. Since risk management is also an important consideration, particularly given recent corporate fraud, we have strived to maintain a highly diversified portfolio. To that end, the vast majority of individual holdings in the portfolio now make up less than 1% of total assets. We believe that this approach will help the fund to seek to deliver outperformance over the long term, and we do not seek to boost short-term return by changing our approach or taking on imprudent risk. This approach may lead to periods of underperformance in big market rallies, but it has led to outperformance over the long term by mitigating risk.

Q: Where does the fund stand in terms of its sector weightings?

A: The sector weightings within the portfolio are the result of our bottom-up, research-driven approach. We continue to look for bonds that offer favorable relative value given their yield and credit outlook. Additionally, we tend to invest in the bonds of companies that offer more return/risk reward versus the overall market. This approach led us to continue to reduce the fund's weighting in cable and international telecommunications over the period, while boosting its weighting in other sectors such as gaming and specialty chemicals. The fund's key over- and underweights on a sector basis (as of April 30, 2003) are as follows:

Overweight	Underweight
Food & Tobacco	Utilities
Land transportation	US cable
Manufacturing	Financial
Gaming	Health care (alternative site services)
Specialty chemicals	Medical products

Industries are listed in order of the size of the fund's overweight or underweight position.

Given our more positive outlook for high yield following recent events, we have moved to become more aggressive, adding to mid- and lower-tier credits that we believe offer good relative value. From the standpoint of the portfolio's exposure to bonds of various credit ratings, we have found opportunities in securities rated B as well as CCC/split CCC, and we have increased our weight in these credit tiers. However, at the close of the period, we remained underweight in CCC/split CCC securities.

Q: Where will you be looking for opportunities in the months ahead?

A: We continue to hold a positive view on the high-yield sector even after its rally over the past six months. Uncertainty remains high, however, with primary risks coming from the possibility of a "double-dip" recession in the US and global economies, and the continued threat of terrorist activity. Despite these short-term challenges, we believe our disciplined approach to managing the portfolio will help the fund to seek to outperform both its benchmark and its peers over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2003

Scudder Fixed Income Fund

Asset Allocation	4/30/03	10/31/02

Corporate Bonds	24%	27%
Collateralized Mortgage Obligations	24%	22%
US Treasury Obligations	18%	14%
Asset Backed	16%	19%
US Government Agency Pass-Thrus	7%	7%
Long-Term Municipal Investments	5%	5%
Foreign Bonds - US$ Denominated	4%	2%
Cash Equivalents, net	2%	4%
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	4/30/03	10/31/02

Financials	48%	59%
Industrials	18%	21%
Utilities	15%	8%
Health Care	8%	4%
Consumer Discretionary	7%	-
Energy	2%	3%
Materials	1%	-
Telecommunication Services	1%	5%
	100%	100%

Quality	4/30/03	10/31/02

US Government and Agencies	44%	41%
AAA*	31%	31%
AA	4%	4%
A	9%	11%
BBB	12%	13%
	100%	100%

* Includes cash equivalents
Effective Maturity	4/30/03	10/31/02

Under 1 year	16%	12%
1 < 5 years	49%	51%
5 < 10 years	19%	21%
10 < 15 years	6%	8%
15 years or greater	10%	8%
	100%	100%

Weighted average effective maturity: 5.98 years and 6.05 years, respectively.
Asset allocation, diversification, quality and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 27. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Scudder Short Duration Fund

Asset Allocation	4/30/03	10/31/02

Collateralized Mortgage Obligations	30%	22%
Asset Backed	22%	20%
US Treasury Obligations	16%	19%
Corporate Bonds	12%	10%
US Government Agency Pass-Thrus	8%	3%
Long-Term Municipal Investments	4%	8%
Foreign Bonds - US$ Denominated	3%	1%
US Agency Obligations	-	14%
Cash Equivalents, net	5%	3%
	100%	100%

Quality	4/30/03	10/31/02

US Government & Treasury Obligations	44%	47%
AAA*	36%	35%
AA	2%	2%
A	5%	9%
BBB	13%	7%
	100%	100%

* Includes cash equivalents
Effective Maturity	4/30/03	10/31/02

Under 1 year	41%	42%
1 < 5 years	54%	57%
5 < 10 years	5%	-
10 years or greater	-	1%
	100%	100%

Weighted average effective maturity: 1.84 years and 1.24 years, respectively.
Asset allocation, quality and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 35. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Scudder High Income Plus Fund

Asset Allocation	4/30/03	10/31/02
Corporate Bonds	75%	78%
Foreign Bonds - US$ Denominated	18%	19%
Cash Equivalents, net	3%	-
US Government & Agencies	1%	-
Foreign Bonds - Non-US$ Denominated	1%	-
Convertible Bonds	1%	1%
Preferred Stocks	1%	2%
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	4/30/03	10/31/02
Consumer Discretionary	31%	26%
Industrials	16%	28%
Materials	13%	8%
Energy	12%	11%
Telecommunication Services	10%	8%
Financials	5%	2%
Consumer Staples	4%	7%
Utilities	4%	4%
Health Care	3%	4%
Other	2%	2%
	100%	100%

Quality	4/30/03	10/31/02
A*	2%	1%
BBB	10%	17%
BB	33%	39%
B	47%	39%
CCC	7%	3%
CC	1%	1%
	100%	100%

* Includes cash equivalents
Effective Maturity	4/30/03	10/31/02
Under 1 year	1%	3%
1 < 5 years	28%	28%
5 < 10 years	64%	65%
10 < 15 years	2%	1%
15 years or greater	5%	3%
	100%	100%

Weighted average effective maturity: 6.87 years and 6.38 years, respectivley.
Asset allocation, diversification, quality and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 42. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2003 (Unaudited)

Scudder Fixed Income Fund	Principal Amount ($)	Value ($)

Corporate Bonds 23.9%
Consumer Discretionary 1.8%
AOL Time Warner, Inc.:
5.625%, 5/1/2005	2,460,000	2,591,020
6.75%, 4/15/2011	1,050,000	1,139,984
Comcast Cable Communications:
6.75%, 1/30/2011	2,935,000	3,239,506
6.875%, 6/15/2009	7,515,000	8,410,818
Comcast Corp., 7.05%, 3/15/2033	2,535,000	2,750,074
Time Warner, Inc., 8.11%, 8/15/2006	2,415,000	2,688,972
		20,820,374
Energy 0.5%
Pedernales Electric Cooperative, Series 02-A, 6.202%, 11/15/2032	5,555,000	5,693,653
Financials 11.4%
Agfirst Farm Credit Bank, 8.393%, 12/15/2016	11,480,000	13,215,262
American General, 8.125%, 3/15/2046	7,915,000	10,299,315
BFC Finance Corp., 7.375%, 12/1/2017	6,500,000	7,465,185
Citigroup, Inc.:
3.5%, 2/1/2008	9,320,000	9,412,827
5.875%, 2/22/2033	5,660,000	5,808,835
ERAC USA Finance Co., 8.25%, 5/1/2005	510,000	555,735
Florida Windstorm, 6.85%, 8/25/2007	5,790,000	6,534,912
General Motors Acceptance Corp.:
5.25%, 5/16/2005	9,220,000	9,462,025
7.75%, 1/19/2010	5,360,000	5,781,092
Household Finance Corp., 6.5%, 1/24/2006	9,425,000	10,485,850
JP Morgan Chase & Co., 5.25%, 5/1/2015	1,665,000	1,688,611
Ohio National Financial Services, 6.35%, 4/1/2013	6,350,000	6,422,434
Ohio National Life Insurance, 8.5%, 5/15/2026	1,665,000	1,817,476
Pemex Finance Ltd., 6.55%, 2/15/2008	16,929,000	18,283,828
Pemex Project Funding Master Trust, 8.5%, 2/15/2008	8,340,000	9,674,400
Verizon Global Funding Corp., 7.25%, 12/1/2010	9,315,000	10,892,197
		127,799,984
Health Care 1.9%
ASIF Global Finance, 4.9%, 1/17/2013	10,455,000	10,670,268
Health Care Service Corp., 7.75%, 6/15/2011	9,455,000	10,640,213
		21,310,481
Industrials 4.4%
Aircraft Certificate Owner Trust, 6.405%, 9/20/2022	10,745,000	10,870,918
America West Airlines, Inc. "G", Series 1999-1, 7.93%, 1/2/2019	2,914,710	2,985,217
BAE System 2001 Asset Trust "2001", Series B, 7.156%, 12/15/2011	3,966,695	4,297,733
Hertz Corp., 7.625%, 6/1/2012	9,580,000	9,588,450
PP&L Capital Funding, Inc., 6.79%, 11/22/2004	3,590,000	3,839,343
Raytheon Co.:
6.3%, 3/15/2005	2,010,000	2,152,825
6.75%, 8/15/2007	1,840,000	2,046,803
8.2%, 3/1/2006	5,910,000	6,785,431
Systems 2001 Asset Trust LLC "G", Series 2001, 6.664%, 9/15/2013	6,403,007	6,976,937
		49,543,657
Materials 0.2%
Weyerhaeuser Co., 5.95%, 11/1/2008	1,800,000	1,966,613
Telecommunication Services 0.2%
Continental Cable, 9.0%, 9/1/2008	1,750,000	2,093,775
Utilities 3.5%
American Electric Power, 6.125%, 5/15/2006	6,680,000	7,214,400
Cleveland Electric Illumination, 7.43%, 11/1/2009	7,587,000	8,857,405
Columbus Southern Power, 6.6%, 3/1/2033	4,790,000	5,258,323
Eastern Energy Ltd., Series AMBO, 6.75%, 12/1/2006	8,060,000	8,988,907
Energy East Corp., 7.75%, 11/15/2003	165,000	169,943
General Electric Company, 5.0%, 2/1/2013	1,285,000	1,328,149
Kinder Morgan, Inc., 6.5%, 9/1/2012	2,500,000	2,784,375
Puget Sound Energy, Inc., 6.74%, 6/15/2018	599,000	676,089
Xcel Energy, Inc., 7.0%, 12/1/2010	3,360,000	3,696,000
		38,973,591
Total Corporate Bonds (Cost $251,097,857)		268,202,128

Foreign Bonds - US$ Denominated 3.9%
Arcel Finance Ltd., 5.984%, 2/1/2009	9,685,000	10,308,036
Autopista Del Maipo, 7.373%, 6/15/2022	10,410,000	11,402,802
France Telecom:
7.2%, 3/1/2006	3,215,000	3,651,195
7.75%, 3/1/2011	5,155,000	6,304,354
Ing Bank NV, 5.125%, 5/1/2015	3,745,000	3,820,473
PacifiCorp Australia LLC, 6.15%, 1/15/2008	7,245,000	8,096,331
Total Foreign Bonds - US$ Denominated (Cost $41,353,135)		43,583,191
Asset Backed 16.2%
Automobile Receivables 7.1%
Americredit Automobile Receivables Trust:
"A4", Series 2002-A, 4.61%, 1/12/2009	2,000,000	2,086,779
"A4", Series 2001-B, 5.37%, 6/12/2008	10,470,000	10,919,454
Daimler Chrysler Auto Trust "A4", Series 2002-B, 3.53%, 12/6/2007	8,360,000	8,646,144
Household Automotive Trust "A4A", Series 2002-3, 3.44%, 5/18/2009	7,775,000	7,955,401
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	10,165,000	10,336,746
"A4", Series 2002-2, 4.3%, 3/15/2010	5,345,000	5,457,749
"C", Series 2002-4, 4.56%, 11/16/2009	5,000,000	5,040,323
"B", Series 2002-2, 4.67%, 3/15/2010	4,389,538	4,349,951
"C", Series 2002-2, 5.55%, 3/15/2010	6,320,934	6,458,049
Nissan Auto Lease Trust "A4", Series 2001-A, 3.27%, 6/15/2004	4,635,000	4,666,141
Ryder Vehicle Lease Trust "A5", Series 1999-A, 7.13%, 10/16/2006	7,791,000	8,273,557
WFS Financial Owner Trust "A4", Series 2002-3, 3.5%, 2/20/2010	4,730,000	4,887,665
		79,077,959
Credit Card Receivables 0.9%
MBNA Master Credit Card Trust USA "A", Series 1999-B, 5.9%, 8/15/2011	9,380,000	10,474,615
Home Equity Loans 3.7%
Aames Mortgage Trust "A4F", Series 1998-C, 6.268%, 1/15/2027	3,879,281	3,966,107
AQ Finance NIM Trust:
Series 2003-N2A, 9.3%, 3/25/2033	3,972,225	3,972,225
Series 2003-N1, 9.37%, 3/25/2033	4,610,217	4,610,217
GMAC Mortgage Corp. "IIA4", Series 2001-HE2, 6.37%, 9/25/2031	2,246,907	2,303,487
Green Tree Home Improvement Loan Trust:
"HIB1", Series 1998-D, 7.7%, 6/15/2029	8,037,000	8,191,277
"HIB1", Series 1998-E, 7.79%, 2/15/2015	4,665,000	4,718,539
"B1", Series 1999-E, 10.34%, 3/15/2015	5,938,000	6,118,981
Renaissance NIM Trust "NOTE", Series 2002-C, 8.353%, 12/25/2032	958,621	958,621
Residential Asset Securities Corp. "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,919,809	2,091,569
The Money Store Home Equity Trust "A9", Series 1997-A, 7.235%, 5/15/2028	4,923,283	5,004,586
		41,935,609
Manufactured Housing Receivables 2.0%
Access Financial Manufacturing HSG Contract Trust "A3", Series 1995-1, 7.1%, 5/15/2021	306,715	319,602
Conseco Finance Securitizations, Corp. "B1", Series 1999-6, 9.2%, 6/1/2030	2,933,000	586,600
Green Tree Financial Corp.:
"B1", Series 1997-6, 7.17%, 1/15/2029	4,777,000	1,218,135
"A4", Series 1996-2, 7.2%, 4/15/2027	2,667,851	2,765,011
"B1", Series 1998-4, 7.26%, 2/1/2030	9,284,000	2,135,320
Oakwood Mortgage Investors, Inc.:
"M2", Series 2000-A, 8.25%, 4/15/2030	2,290,000	1,145,000
"M1", Series 2000-A, 8.3%, 4/15/2030	1,607,000	1,205,250
Vanderbilt Mortgage Finance:
"A2", Series 2001-C, 4.235%, 8/7/2014	7,990,000	8,183,926
"A3", Series 2000-C, 7.55%, 7/7/2017	4,426,000	4,761,814
		22,320,658
Miscellaneous 2.5%
Asset Backed Securities Corp. Home Equity, 7.0%, 2/25/2018	5,380,000	5,269,038
CNH Equipment Trust "A4", Series 2000-A, 7.34%, 2/15/2007	425,408	438,616
Copelco Capital Funding Corp.:
"A4", Series 1999-B, 6.9%, 12/18/2004	1,214,449	1,246,158
"A4", Series 2000-A, 7.22%, 8/18/2005	26,631	27,583
Federal Home Loan Mortgage Corp. "3A", Series T-41, 7.5%, 7/25/2032	3,415,327	3,752,608
Heller Equipment Asset Receivables Trust "A4", Series 1999-2, 6.79%, 3/14/2007	730,109	739,111
PSE&G Transition Funding LLC:
"A7", Series 2001-1, 6.75%, 6/15/2016	5,290,000	6,200,712
"A8", Series 2001-1, 6.89%, 12/15/2017	8,877,000	10,496,836
		28,170,662
Total Asset Backed (Cost $189,249,940)		181,979,503

US Treasury Obligations 18.0%
US Treasury Bond, 6.0%, 2/15/2026	57,572,000	66,504,641
US Treasury Note:
2.125%, 10/31/2004	110,200,000	111,538,710
5.0%, 8/15/2011	22,696,000	24,852,120
Total US Treasury Obligations (Cost $201,243,530)		202,895,471
US Government Agency Pass-Thrus 7.2%
Federal Home Loan Mortgage Corp.,
7.5% with various maturites until 12/1/2010	952,287	1,005,810
Federal National Mortgage Association:
4.5%, 6/1/2018 (b)	17,840,000	17,984,950
5.0%, 5/1/2018 (b)	4,830,000	4,976,407
5.5% with various maturities until 5/1/2033 (b)	4,081,285	4,207,934
5.79%, 3/1/2009	5,144,368	5,628,658
6.0% with various maturities until 5/1/2033 (b)	20,191,835	21,130,542
6.08%, 9/1/2008	4,957,081	5,503,942
6.5% with various maturities until 8/1/2032	2,917,373	3,048,160
6.715%, 12/1/2007	3,272,226	3,678,240
7.0% with various maturities until 8/1/2032	7,439,018	7,859,860
7.5% with various maturities until 8/1/2013	3,214,175	3,449,514
9.0%, 11/1/2030	2,642,609	2,865,400
Total US Government Agency Pass-Thrus (Cost $79,675,667)		81,339,417

Collateralized Mortgage Obligations 23.6%
Bank of America Mortgage Securities, Series 2001-10, 6.75%, 10/25/2031	2,271,335	2,282,906
Chase Commerical Mortgage Securities Corp., Series 1996-2, 6.9%, 11/19/2028	736,034	809,289
Countrywide Home Loans:
"2A6", Series 2002-3, 6.0%, 5/25/2017	8,050,000	8,180,680
"3A1", Series 2002-12, 6.0%, 8/25/2017	8,338,868	8,584,567
Federal Home Loan Mortgage Corp.:
"PE", Series 2378, 5.5%, 11/15/2016	9,260,000	9,777,372
"PL", Series 2459, 5.5%, 6/15/2030	5,264,910	5,353,879
"PB", Series 2405, 6.0%, 6/15/2011	11,000,000	11,174,263
"PE", Series 2405, 6.0%, 1/15/2017	7,178,000	7,728,009
"PB", Series 2321, 6.0%, 2/15/2026	6,433,259	6,454,364
"TD", Series 2310, 6.0%, 12/15/2028	7,504,976	7,674,710
"BH", Series 2463, 6.25%, 2/15/2027	6,814,735	6,861,645
"KB", Series 1496, 6.5%, 5/15/2008	1,603,000	1,666,609
"VA", Series 2288, 6.5%, 11/15/2011	6,801,486	7,096,544
"BD", Series 2136, 6.5%, 12/15/2026	2,645,974	2,675,727
"DA", Series 2444, 6.5%, 2/15/2030	2,126,485	2,169,745
"J", Series 1562, 7.0%, 5/15/2010	7,915,000	8,179,787
"A5", Series T-42, 7.5%, 2/25/2042	3,621,745	3,979,410
Federal National Mortgage Association:
"WH", Series 2557, 4.5%, 8/15/2009	10,047,976	10,403,319
"UK", Series 2003-9, 4.5%, 1/1/2033	5,870,000	6,102,208
"A2", Series 2002-W9, 4.7%, 8/25/2042	6,000,000	6,222,480
"A2", Series 2002-W10, 4.7%, 8/25/2042	6,000,000	6,228,563
"OC", Series 2001-69, 5.5%, 7/25/2011	5,397,250	5,506,191
"ON", Series 2002-3, 5.75%, 6/25/2012	5,941,667	6,081,232
"PA", Series 2001-48, 6.0%, 9/25/2013	2,008,341	2,021,512
"PQ", Series 2001-64, 6.0%, 11/25/2016	1,024,000	1,093,311
"PA", Series 2001-55, 6.0%, 1/25/2023	1,359,684	1,364,406
"J", Series 1998-36, 6.0%, 7/18/2028	11,798,000	12,427,804
"A2", Series 1998-M1, 6.25%, 1/25/2008	7,743,602	8,470,809
"A2", Series 1998-M6, 6.32%, 8/15/2008	19,175,000	21,014,170
"GV", Series 1998-46, 6.5%, 5/18/2009	6,024,517	6,267,981
"AD", Series 2001-37, 7.0%, 3/25/2027	1,789,706	1,833,552
"1A3", Series 2003-W2, 7.5%, 2/15/2033	6,458,695	7,088,450
"A3", Series 2002-T12, 7.5%, 5/25/2042	3,371,637	3,700,388
"A5", Series 2002-W4, 7.5%, 5/25/2042	3,301,954	3,623,911
"1A3", Series 2003-W3, 7.5%, 8/25/2042	3,788,689	4,158,105
First Union - Lehman Brothers, Series 1997-C1, 7.3%, 4/18/2029	1,695,979	1,786,393
GE Capital Mortgage Services, Inc., Series 1994-6, 6.5%, 4/25/2024	3,400,000	3,442,832
Government National Mortgage Association, Series 2002-41, 6.0%, 7/25/2032	5,890,800	6,143,454
JP Morgan Commercial Mortgage Finance Corp., Series 1997-C5, 7.088%, 9/15/2029	755,000	854,782
LB Commercial Conduit Mortgage Trust, Series 1998-C1, 6.4%, 2/18/2030	970,000	1,045,359
New Mexico Mortgage Finance Authority, Series 1997-C, 7.43%, 7/1/2029	1,280,000	1,379,008
NYC Mortgage Loan Trust, Series 1996, 6.75%, 9/25/2019	7,065,000	8,043,856
Washington Mutual:
"A5", Series 2003-AR3, 3.927%, 4/25/2033	5,050,000	5,133,808
"A1", Series 2002-S4, 6.5%, 10/19/2029	5,344,452	5,474,617
Wells Fargo Mortgage Backed Securities Trust:
"A1", Series 2001-32, 6.5%, 1/25/2032	1,486,746	1,484,605
"2A2", Series 2002-4, 6.5%, 2/25/2032	15,425,000	15,542,191
Total Collateralized Mortgage Obligations (Cost $256,727,244)		264,588,803

Long-Term Municipal Investments 5.2%
Allegheny County, Public Housing Revenue, Residential Finance Authority, Series F, Zero Coupon, 8/1/2028	4,215,000	718,742
Arkansas, Industrial Development Revenue, Zero Coupon, 7/10/2014 (c)	410,000	220,748
Atlanta, GA, Public Housing Revenue, Urban Residential Finance Authority, 10.286%, 4/1/2022	895,000	897,596
Atlanta, GA, Public Housing Revenue, Urban Residential Finance Authority, Zero Coupon, 10/1/2016	2,085,000	716,635
Baltimore, MD, Core City GO, Series B, 8.7%, 10/15/2015 (c)	1,535,000	1,692,737
Belmont, CA, Multi Family Housing Revenue, Redevelopment Agency, Tax Allocation, 7.55%, 8/1/2011 (c)	735,000	809,874
California, Single Family Housing Revenue, Housing Finance Agency:
Series A-1, 7.9%, 8/1/2007	1,885,000	1,908,148
Series A-1, 8.24%, 8/1/2014	605,000	628,462
Cameron, TX, Public Housing Revenue, Housing Finance Corp., Series A, 10.45%, 9/1/2011 (c)	729,045	736,532
Chattahoochee, AL, Water & Sewer Revenue, Water Supply District, 8.6%, 10/1/2007	165,000	179,784
Contra Costa County, Public Housing Revenue, Multifamily Housing, Series D-T, 6.8%, 12/1/2015	1,755,000	1,900,226
Dade County, Airport Revenue, Aviation, Series C, 8.65%, 10/1/2003 (c)	760,000	782,846
Fulton, MO, Core City GO, 7.5%, 7/1/2007 (c)	585,000	653,217
Harrisburg, PA, Resource Recovery Revenue, 6.875%, 9/1/2003	90,000	91,581
Illinois, Sports, Expo & Entertainment Revenue, Southwestern Development Authority:
9.2%, 2/1/2013	1,844,000	2,274,039
9.25%, 2/1/2017	1,639,000	2,110,868
Lake Mills, IA, Hospital & Healthcare Revenue, Investors Limited, First Mortgage:
Series 1995, 7.85%, 11/1/2003	410,000	420,652
Series 1995, 7.85%, 11/1/2004	410,000	428,442
Series 1995, 7.9%, 11/1/2005	450,000	469,161
Series 1995, 8.0%, 11/1/2006	590,000	613,028
Series 1995, 8.0%, 11/1/2007	610,000	632,381
Long Beach, CA, Core City (REV) Lease, Marina Pacifica, Series A, 9.5%, 1/1/2023	615,000	620,215
Mississippi, Single Family Housing Revenue, Home Corp. Single Family, 7.75%, 7/1/2024	1,763,660	1,897,381
New Orleans, LA, Single Family Housing Revenue, Home Mortgage Authority, Series A, Zero Coupon, 10/1/2015 (c)	135,000	44,666
New York, Multi Family Housing Revenue, Housing Finance Agency, Series C, 8.11%, 11/15/2038	2,435,000	2,745,097
New York, NY, Higher Education Revenue, Industrial Development Agency Civic Facilities, Series B, 8.1%, 9/1/2006	760,000	825,269
North Miami, FL, Project Revenue, Special Obligation:
6.85%, 7/1/2005 (c)	210,000	231,105
7.0%, 1/1/2008 (c)	135,000	157,313
Oklahoma City, OK, Airport Revenue, Airport Trust, 9.8%, 11/1/2014	2,224,000	2,734,808
Oklahoma County, Single Family Housing Revenue, Home Finance Authority, Single Family, Series B, Zero Coupon, 7/1/2012	1,150,000	489,302
Oregon, School District GO, School Board, Series A, Zero Coupon, 6/30/2017	18,350,000	8,265,207
Panhandle, TX, Single Family Housing Revenue, Regional Housing Finance Corp., Zero Coupon, 10/1/2011	280,000	138,102
Pima & Maricopa County, Multi Family Housing Revenue, Industrial Development Authority, Multifamily, Series PG-B, 6.5%, 1/1/2006	185,000	189,893
Reeves County, GO Lease, Certificate of Participation, Series IBC, 7.25%, 6/1/2011	3,425,000	3,720,612
Sand Creek, ID, Multi Family Housing Revenue, Limited Partnership, Multifamily Housing, 8.25%, 12/1/2018	3,235,000	3,311,767
Sedgwick & Shawnee Counties, Single Family, Series B, 8.375%, 6/1/2018	1,595,000	1,658,290
Texas, Multi Family Housing Revenue, Housing & Community Affairs Multi-Family, 6.85%, 12/1/2020	1,500,000	1,611,525
Union City, NJ, Core City GO, 6.25%, 1/1/2033	10,360,000	11,109,028
Utah, Single Family Housing Revenue, Housing Finance Agency, Series D-1, 9.85%, 7/1/2010	25,000	25,143
Total Long-Term Municipal Investments (Cost $55,547,223)		58,660,422

Repurchase Agreements 6.4%
State Street Bank, 1.31%, dated April 30, 2003, to be repurchased at $72,196,627 on 5/1/2003 (d) (Cost $72,194,000)	72,194,000	72,194,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,147,088,596) (a)	104.4	1,173,442,935
Other Assets and Liabilities, Net	(4.4)	(49,889,457)
Net Assets	100.0	1,123,553,478

(a) The cost for federal income tax purposes was $1,147,267,725. At April 30, 2003, net unrealized appreciation for all securities based on tax cost was $26,175,210. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,988,268 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,813,058.
(b) Mortgage dollar rolls included.
(c) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
-	Capital Guaranty
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

(d) Repurchase agreements are fully collateralized by US Treasury and Government agency securities.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Scudder Short Duration Fund

	Principal Amount ($)	Value ($)

Corporate Bonds 12.3%
Consumer Discretionary 2.7%
AOL Time Warner, Inc.:
5.625%, 5/1/2005	190,000	200,119
6.125%, 4/15/2006	1,432,000	1,524,377
Comcast Cable Communications, 6.375%, 1/30/2006	240,000	260,144
TCI-Communications, Inc., 6.875%, 2/15/2006	570,000	624,757
Tele-Communications, Inc., Senior Note, 7.25%, 8/1/2005	709,000	764,498
Time Warner, Inc., 8.11%, 8/15/2006	500,000	556,723
		3,930,618
Energy 0.5%
DTE Energy Co., 6.17%, 6/15/2003	725,000	727,544
Financials 5.4%
Aflac, Inc., 6.5%, 4/15/2009	1,175,000	1,332,276
Cigna Corp., 7.4%, 5/15/2007	75,000	83,812
Citigroup, Inc., 3.5%, 2/1/2008	1,690,000	1,706,832
ERAC USA Finance Co., 8.25%, 5/1/2005	1,100,000	1,198,645
ERP Operating LP, 6.63%, 4/13/2005	60,000	63,562
Florida Residential Property and Casualty, 7.375%, 7/1/2003	325,000	328,043
Florida Windstorm Under, 6.7%, 8/25/2004	150,000	159,719
Ford Motor Credit Co.:
6.875%, 2/1/2006	340,000	351,731
7.6%, 8/1/2005	130,000	136,280
General Motors Acceptance Corp., 5.25%, 5/16/2005	560,000	574,700
Household Finance Corp., 6.5%, 1/24/2006	345,000	383,832
MBNA America Bank NA, 6.5%, 6/20/2006	800,000	872,246
Popular, Inc., 6.375%, 9/15/2003	595,000	605,191
		7,796,869
Industrials 1.0%
Raytheon Co.:
6.3%, 3/15/2005	385,000	412,357
8.2%, 3/1/2006	849,000	974,760
		1,387,117
Materials 0.1%
Weyerhaeuser Co., 5.95%, 11/1/2008	200,000	218,513
Utilities 2.6%
American Electric Power, 6.125%, 5/15/2006	700,000	756,000
Appalachian Power Co., 1.99%, 8/20/2003*	600,000	600,200
Energy East Corp., 7.75%, 11/15/2003	300,000	308,987
GTE North, Inc., 6.9%, 11/1/2008	1,890,000	2,172,997
		3,838,184
Total Corporate Bonds (Cost $17,651,837)		17,898,845

Foreign Bonds - US$ Denominated 2.8%
Arcel Finance Ltd., 5.984%, 2/1/2009	1,280,000	1,362,342
Deutsche Telekom International Finance, 7.75%, 6/15/2005	1,100,000	1,221,987
France Telecom, 7.2%, 3/1/2006	220,000	249,849
Petroleos Mexicanos, 9.5%, 9/15/2027	250,000	297,500
United Mexican States, 4.625%, 10/8/2008	930,000	943,020
Total Foreign Bonds - US$ Denominated (Cost $4,006,809)		4,074,698

Asset Backed 22.1%
Automobile Receivables 7.7%
Americredit Automobile Receivables Trust:
"A4", Series 2001-D, 4.41%, 11/12/2008	195,000	202,483
"A4", Series 2002-A, 4.61%, 1/12/2009	125,000	130,424
"A4", Series 2001-C, 5.01%, 7/14/2008	1,000,000	1,047,314
"A4", Series 2000-A, 7.29%, 12/5/2006	1,000,000	1,033,269
Daimler Chrysler Auto Trust 2000-E A4, 6.16%, 1/8/2006	315,000	329,758
Daimler Chrysler Trust "A4", Series 2002-A, 4.49%, 10/6/2008	450,000	473,553
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	500,000	508,448
"B", Series 2002-2, 4.67%, 3/15/2010	911,268	903,050
"A4", 4.92%, 8/15/2007	785,000	816,640
"C", Series 2002-2, 5.55%, 3/15/2010	702,326	717,561
"A4", Series 2000-1, 7.08%, 2/15/2005	986,967	1,014,003
Nissan Auto Lease Trust "A4", Series 2001-A, 3.27%, 6/15/2004	1,465,000	1,474,843
Ryder Vehicle Lease Trust "A5", Series 1999-A, 7.13%, 10/16/2006	875,000	929,195
WFS Financial Owner Trust "A4", Series 2002-3, 3.5%, 2/20/2010	1,585,000	1,637,833
		11,218,374
Credit Card Receivables 0.2%
Citibank Credit Card Issuance Trust "A3", Series 2000-A3, 6.875%, 11/16/2009	220,000	253,343
Home Equity Loans 10.2%
AAMES Mortgage Trust:
"A2", Series 2001-4, 5.08%, 7/25/2029	973,384	1,002,168
"A2", Series 2002-1, 5.375%, 6/25/2029	700,000	734,770
Ameriquest Mortgage Securities, Inc. "AF3", Series 2002-1, 5.12%, 5/25/2032	1,000,000	1,039,365
AQ Finance NIM Trust:
Series 2003-N2A, 9.3%, 3/25/2033	714,364	714,364
"NOTE", Series 2003-N1, 9.37%, 3/25/2033	740,000	740,000
Centex Home Equity "A6", Series 2000-B, 7.97%, 7/25/2031	1,145,000	1,265,770
Contimortgage Home Equity Loan Trust "A7", Series 1996-2, 7.6%, 2/15/2015	58,953	58,928
Countrywide Asset-Backed Certificates "AF4", Series 2001-1, 6.517%, 1/25/2029	955,000	976,047
Countrywide Home Loans "2002-3", Series NIM, 9.0%, 9/25/2032	744,007	746,278
EquiCredit Funding Trust "A6", Series 1996-A, 1.62%, 9/15/2027	1,153,228	1,154,017
Federal Home Loan Mortgage Corp. "A4", Series T-22, 7.125%, 10/25/2027	748,850	777,590
GMAC Mortgage Corp. "IIA4", Series 2001-HE2, 6.37%, 9/25/2031	171,979	176,309
Green Tree Home Improvement Loan Trust:
"B1", Series 1995-D, 7.05%, 9/15/2025	307,982	308,562
"B1", Series 1995-C, 7.2%, 7/15/2020	22,231	22,274
Renaissance NIM Trust:
"NOTE", Series 2002-C, 8.353%, 12/25/2032	958,622	958,622
"NOTE", Series 2002-B, 8.586%, 8/25/2032	235,280	234,103
Residential Asset Securities Corp. "AI2", Series 2002-KS4, 4.04%, 1/25/2022	1,305,000	1,332,612
Southern Pacific Secured Assets Corp.:
"A8", Series 1998-2, 6.37%, 7/25/2029	2,059,448	2,166,953
"A5", Series 1998-1, 6.46%, 1/25/2026	185,490	185,523
UCFC Home Equity Loan:
"A5", Series 1997-D, 6.755%, 11/15/2023	221,939	223,822
"A6", Series 1997-A1, 7.435%, 11/15/2024	143,973	147,655
		14,965,732
Manufactured Housing Receivables 0.2%
Greenpoint Manufactured Housing:
"A2", Series 1999-1, 6.01%, 8/15/2015	125,929	126,819
"1A3", Series 1999-3, 6.26%, 5/15/2015	118,539	119,037
Oakwood Mortgage Investors, Inc. "A2", Series 1999-A, 5.89%, 4/15/2029	41,037	41,342
		287,198
Miscellaneous 3.8%
Asset Backed Securities Corp. Home Equity, 7.0%, 2/25/2018	875,000	856,953
California Infrastructure "A5", Series 1997-1, 6.28%, 9/25/2005	134,728	136,638
CNH Equipment Trust:
"A4", Series 2001-B, 4.45%, 4/16/2007	1,000,000	1,041,107
"A4", Series 2000-A, 7.34%, 2/15/2007	1,445,614	1,490,497
Copelco Capital Funding Corp. "A4", Series 2000-A, 7.22%, 8/18/2005	576,997	597,625
US Airways Aircraft Certificate Owner Trust, 5.551%, 3/20/2012	1,440,000	1,453,950
		5,576,770
Total Asset Backed (Cost $31,998,086)		32,301,417

US Treasury Obligations 15.8%
US Treasury Note:
2.125%, 10/31/2004	7,000,000	7,085,036
5.0%, 8/15/2011	938,000	1,027,110
6.125%, 8/15/2007	13,033,000	14,908,019
Total US Treasury Obligations (Cost $22,944,629)		23,020,165

US Government Agency Pass-Thrus 7.5%
Federal Home Loan Mortgage Corp.:
5.0%, 5/1/2008	1,350,000	1,398,516
5.5%, 3/1/2010	998,964	1,036,380
7.0%, 11/1/2011	1,524,854	1,617,899
7.0%, 3/1/2013	946,244	1,012,318
Federal National Mortgage Association:
5.889%, 3/1/2009	342,488	373,474
5.934%, 1/1/2009	85,337	94,078
6.0%, 2/1/2010	915,047	966,558
6.0%, 11/1/2013	53,554	56,269
6.715%, 12/1/2007	2,395,815	2,693,086
6.88%, 9/1/2005	114,268	123,609
7.5%, 2/1/2033	1,012,087	1,078,505
8.0%, 4/1/2007	287,383	306,986
8.5%, 10/1/2010	199,375	211,730
Total US Government Agency Pass-Thrus (Cost $10,956,190)		10,969,408

Collateralized Mortgage Obligations 30.1%
ABM AMRO Mortgage Corp., 7.0%, 9/25/2029	1,470,041	1,481,808
Bank of America Mortgage Securities, Series 1A34, 5.5%, 9/25/2032	65,264	66,002
Chase Mortgage Finance Corp., Series 1993-M, 6.25%, 11/25/2009	46,517	46,761
Citicorp Mortgage Securities, Inc., Series 1993-8, 6.5%, 3/25/2008	2,028	2,024
Countrywide Home Loans, Series 2002-3, 6.0%, 5/25/2017	585,000	594,497
Fannie Mae Grantor Trust, Series 2001-T5, 7.5%, 6/19/2030	1,951,382	2,141,652
Fannie Mae Grantor Trust, Series 2002-T12, 7.5%, 5/25/2042	172,483	189,301
Fannie Mae Whole Loan:
"A2", Series 2002-W10, 4.7%, 8/25/2042	125,000	129,762
"2A", Series 2002-W6, 7.5%, 6/25/2042	188,768	207,174
Federal Home Loan Mortgage Corp.:
"PK", Series 2498, 4.0%, 5/15/2012	2,000,000	2,043,429
"WM", Series 2391, 5.25%, 10/15/2019	1,035,000	1,044,431
"DB", Series 2483, 5.5%, 9/15/2012	60,000	62,594
"PB", Series 2477, 5.5%, 8/15/2032	220,000	228,825
"PM", Series 2416, 6.0%, 2/15/2026	2,000,000	2,080,088
"MA", Series 2145, 6.0%, 7/15/2026	173,003	174,297
"BA", Series 2448, 6.0%, 2/15/2030	391,172	398,733
"DB", Series 2134, 6.25%, 5/15/2024	92,791	93,075
"I", Series 128, 6.5%, 2/15/2021	38,063	38,847
"PH", Series 1574, 6.5%, 8/15/2021	300,000	305,828
"PL", Series 2043, 6.5%, 6/15/2027	1,700,000	1,756,768
"DA", Series 2444, 6.5%, 2/15/2030	116,978	119,357
"I", Series 1412, 6.75%, 5/15/2021	183,027	183,023
"J", Series 1458, 7.0%, 8/15/2007	117,334	119,421
"E", Series 1997, 7.0%, 7/15/2012	70,000	74,813
"HV", Series 2174, 7.0%, 9/15/2015	1,711,896	1,773,160
"PE", Series 2208, 7.0%, 12/15/2028	80,914	82,522
"EJ", Series 1929, 7.5%, 10/17/2010	731,023	736,312
"LA", Series 1343, 8.0%, 8/15/2022	1,351,662	1,441,881
Federal National Mortgage Association:
"JT", Series 2003-6, 4.5%, 2/1/2033	60,000	61,763
"A2", Series 2002-60, 4.75%, 2/25/2044	500,000	523,399
"QB", Series 2001-68, 5.5%, 2/25/2009	1,499,929	1,515,760
"ON", Series 2002-3, 5.75%, 6/25/2012	1,850,000	1,893,455
"LN", Series 2001-56, 5.75%, 7/25/2026	602,164	606,123
"PA", Series 2001-55, 6.0%, 1/25/2023	1,359,684	1,364,406
"G", Series 2001-46, 6.0%, 7/25/2029	421,907	432,199
"A", Series 2002-35, 6.0%, 12/25/2030	1,744,052	1,796,798
"A2", Series 1998-M6, 6.32%, 8/15/2008	1,295,000	1,419,210
"J", Series G93-33, 6.75%, 6/25/2022	300,000	306,436
"A2", Series 2002-60, 7.0%, 3/25/2031	524,219	552,034
7.5%, 9/25/2028	687,944	696,354
Freddie Mac:
5.0%, 10/15/2023	500,000	504,240
5.75%, 1/15/2028	1,221,016	1,230,108
GE Capital Mortgage Services, Inc.:
"A2", Series 1993-12, 6.5%, 10/25/2023	19,004	19,012
"A17", Series 1999-20, 7.25%, 12/25/2029	892,467	906,041
Merrill Lynch Mortgage Investors, Inc., Series 1999-2, 6.5%, 5/1/2030	682,755	688,647
Norwest Asset Securities Corp.:
"A5", Series 1998-30, 6.25%, 12/25/2028	1,198,409	1,196,191
"A15", Series 1999-14, 6.5%, 11/25/2013	633,721	634,783
PNC Mortgage Securities Corp., Series 2000-8, 7.25%, 11/25/2015	673,803	693,386
Prudential Home Mortgage Securities:
"A14", Series 1993-44, 6.0%, 11/25/2023	120,170	119,907
"A5", Series 1992-21, 7.5%, 8/25/2007	83,194	83,056
"A18", Series 1992-27, 7.5%, 10/25/2007	41,004	40,936
Residential Accredit Loans, Inc., Series 2001-QS7, 6.75%, 6/25/2031	28,334	28,333
Residential Asset Securitization Trust, Series 2000-A3, 8.0%, 5/25/2030	922,411	944,917
Residential Funding Mortgage Securities I:
"A5", Series 2002-S6, 6.0%, 4/25/2017	801,518	823,288
"A3", Series 1995-S12, 7.25%, 8/25/2010	165,032	165,817
Residential Funding Mortgage Security I, Series 2001-S1, 7.0%, 1/25/2016	607,194	618,882
Securitized Asset Sales, Inc., Series 1995-A, 7.0%, 3/25/2024	530,768	532,084
Structured Asset Securities Corp.:
"2A1", Series 2002-6, 6.25%, 4/25/2017	1,990,058	2,038,057
"2A1", Series 2002-3, 6.5%, 3/25/2032	527,151	537,530
"1A", Series 1998-ALS1, 6.9%, 1/25/2029	351,540	362,855
Washington Mutual:
"A1", Series 2002-S4, 6.5%, 10/19/2029	1,393,457	1,427,395
"A22", Series 2001-S9, 6.75%, 9/25/2031	1,250,000	1,286,847
Wells Fargo Mortgage Backed Securities, Series A22, 6.25%, 5/25/2032	192,921	193,432
Total Collateralized Mortgage Obligations (Cost $43,826,975)		43,860,066

Long-Term Municipal Investments 4.2%
Bexar County, TX, Multi Family Housing Revenue, Multi Family Housing, Series B, 6.0%, 10/1/2005 (b)	710,000	740,324
Clayton County, GA, Multi Family Housing Revenue, Multifamily Housing Authority, Series B, 4.75%, 12/20/2004 (b)	250,000	256,758
Elmwood Park, IL, Core City GO, 6.8%, 1/1/2005 (b)	185,000	190,983
Erie County, NY, Water Authority, ETM, 5.875%, 12/1/2003 (b)	25,000	25,369
Erie County, NY, Water & Sewer Revenue, Water Authority, 5.875%, 12/1/2003 (b)	50,000	51,271
Harris County, TX, Single Family Housing Revenue, Series A, 7.75%, 9/1/2014	310,000	314,914
Hazelwood, MO, Multi Family Housing Revenue, Industrial Development Authority, Series B, 7.3%, 3/20/2006 (b)	420,000	472,781
Hudson County, NJ, Project Revenue, 2.5%, 3/15/2006 (b)	1,100,000	1,106,479
Illinois, Hospital & Healthcare Revenue, Health Facilities Authority, Series C, 10.3%, 8/15/2003 (b)	361,000	363,559
Massachusetts, Hospital & Healthcare Revenue, Individual Finance Agency, Series B, 7.1%, 2/1/2012 (b)	520,000	554,226
New Jersey, Industrial Development Revenue, Economic Development Authority, Series B, 7.8%, 3/15/2007	1,120,000	1,146,622
Ohio, Multi Family Housing Revenue, Multifamily Housing Financial Agency, Series A, 6.125%, 3/1/2004 (b)	40,000	41,444
Prince Georges County, MD, Multi Family Housing Revenue, Housing Authority, Series C, 6.25%, 11/20/2004 (b)	95,000	95,291
Sedgwick & Shawnee Counties, KS, Single Family, Series B, 8.375%, 6/1/2018 (b)	125,000	129,960
Spokane, WA, Hospital & Healthcare Revenue, Housing Authority, Series B, 6.125%, 2/20/2004 (b)	30,000	30,734
Tennessee, Multi Family Housing Revenue, Series B, 6.15%, 8/20/2003 (b)	30,000	30,419
Texas, Single Family Housing Revenue, Series B, Zero Coupon, 9/1/2017	1,045,000	329,290
Unicoi County, TN, Hospital & Healthcare Revenue, Series B, 6.7%, 9/20/2005 (b)	115,000	120,553
Willoughby, OH, Multi Family Housing Revenue, Multifamily Housing Mortgage, Series B, 5.5%, 9/20/2007 (b)	170,000	180,987
Total Long-Term Municipal Investments (Cost $6,038,916)		6,181,964

Repurchase Agreements 4.7%
State Street Bank, 1.31% dated 4/30/2003, to be repurchased at $6,805,248 on 5/1/2003 (c) (Cost $6,805,000)	6,805,000	6,805,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $144,228,442) (a)	99.5	145,111,563
Other Assets and Liabilities, Net	0.5	880,582
Net Assets	100.0	145,912,145

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2003.
(a) The cost for federal income tax purposes was $144,228,442. At April 30, 2003, net unrealized appreciation for all securities based on tax cost was $883,121. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,123,271 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $240,150.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
-	Capital Guaranty
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance
GNMA	Government National Mortgage Association
MBIA	Municipal Bond Investors Assurance

(c) Repurchase agreements are fully collaterialized by US Treasury and Government agency securities.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow by a Trustee and used to pay principal and interest on bonds so designated.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

The accompanying notes are an integral part of the financial statements.

Scudder High Income Plus Fund

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 74.3%
Consumer Discretionary 23.1%
Advantica Restaurant Co., 12.75%, 9/30/2007	470,000	488,800
American Achieve Corp., 11.625%, 1/1/2007	1,265,000	1,366,200
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	1,510,000	1,223,100
Ameristar Casino, Inc., 10.75%, 2/15/2009	745,000	834,400
Avondale Mills, Inc., 10.25%, 5/1/2006	1,980,000	2,002,275
Boca Resorts, Inc., 9.875%, 4/15/2009	1,445,000	1,524,475
Buffets, Inc., 11.25%, 7/15/2010	2,190,000	2,146,200
Cendant Corp., 7.125%, 3/15/2015	460,000	507,210
Central Garden & Pet Co., 9.125%, 2/1/2013	435,000	465,450
Charter Communications Holdings LLC:
8.25%, 4/1/2007	1,045,000	694,925
8.625%, 4/1/2009	520,000	341,900
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	1,285,000	514,000
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	1,035,000	465,750
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	1,240,000	1,326,800
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	1,235,000	1,321,450
Cinemark USA, Inc.:
8.5%, 8/1/2008	870,000	904,800
9.0%, 2/1/2013	985,000	1,071,188
9.0%, 2/1/2013	1,135,000	1,225,800
9.625%, 8/1/2008	1,150,000	1,165,813
Series D, 9.625%, 8/1/2008	490,000	496,738
Circus & Eldorado, 10.125%, 3/1/2012	1,630,000	1,568,875
CKE Restaurants, Inc., 9.125%, 5/1/2009	1,270,000	1,181,100
Clear Channel Communication, Inc., 8.0%, 11/1/2008	920,000	1,053,400
CSC Holdings, Inc., Senior Note, 7.25%, 7/15/2008	1,175,000	1,210,250
DIMON, Inc.:
8.875%, 6/1/2006	1,205,000	1,229,100
Series B, 9.625%, 10/15/2011 (d)	1,265,000	1,378,850
EchoStar Communications Corp., 9.375%, 2/1/2009	2,265,000	2,443,369
Eldorado Resorts LLC, 10.5%, 8/15/2006	1,975,000	1,997,219
Farmers Exchange Capital:
7.05%, 7/15/2028	105,000	81,345
7.2%, 7/15/2048	465,000	340,473
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	1,350,000	1,377,000
Gap, Inc., 5.625%, 5/1/2003	63,000	63,000
Guitar Center Management, 11.0%, 7/1/2006	1,652,000	1,689,170
Hard Rock Hotel, Inc., 9.25%, 4/1/2005	95,000	97,019
Herbst Gaming, Inc.:
10.75%, 9/1/2008	530,000	581,675
Series B, 10.75%, 9/1/2008	2,685,000	2,946,788
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	1,490,000	1,549,600
Insight Communications Co., Inc., Step-up Coupon, 0% to 2/15/2006, 12.25% to 2/15/2011	460,000	362,250
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	1,695,000	1,288,200
International Game Technology, 8.375%, 5/15/2009	1,990,000	2,374,245
Intrawest Corp., 10.5%, 2/1/2010	885,000	960,225
Jacobs Entertainment Co., 11.875%, 2/1/2009	1,155,000	1,206,975
K-III Communications Corp., 8.5%, 2/1/2006	530,000	531,325
Kellwood Co., 7.625%, 10/15/2017	1,060,000	1,007,000
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	2,160,000	2,127,600
Krystal, Inc., 10.25%, 10/1/2007	550,000	508,750
Levi Strauss & Co., 12.25%, 12/15/2012	905,000	751,150
MGM Mirage, Inc., 9.75%, 6/1/2007	1,895,000	2,122,400
MTR Gaming Group, 9.75%, 4/1/2010	400,000	416,000
Old Evangeline Downs, 13.0%, 3/1/2010	610,000	616,100
Park Place Entertainment Corp.:
7.0%, 4/15/2013	490,000	502,250
8.875%, 9/15/2008	1,225,000	1,323,000
9.375%, 2/15/2007	1,315,000	1,430,063
Petro Stopping Centers, 10.5%, 2/1/2007	2,865,000	2,850,675
Phillips Van-Heusen Corp., 8.125%, 5/1/2013	185,000	185,000
PRIMEDIA, Inc.:
7.625%, 4/1/2008	735,000	746,025
8.875%, 5/15/2011	860,000	920,200
Remington Arms Co., 10.5%, 2/1/2011	595,000	642,600
Remington Product Co. LLC Series D, 11.0%, 5/15/2006	545,000	555,900
Renaissance Media Group, 10.0%, 4/15/2008	2,005,000	1,884,700
Rent-A-Center, Inc., 11.0%, 8/15/2008	510,000	546,975
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	874,392	674,375
Rite Aid Corp.:
6.875%, 8/15/2013	980,000	847,700
6.125%, 12/15/2008	590,000	528,050
Rogers Cablesystems Ltd., 10.0%, 3/15/2005	350,000	375,375
Salton, Inc., 12.25%, 4/15/2008	1,285,000	1,336,400
Samsonite Corp., 10.75%, 6/15/2008	3,075,000	2,905,875
Schuler Homes, Inc.:
9.375%, 7/15/2009	3,180,000	3,474,150
10.5%, 7/15/2011	905,000	1,009,075
Scientific Games Corp., 12.5%, 8/15/2010	2,358,000	2,640,960
Sealy Mattress Co., 9.875%, 12/15/2007	285,000	293,550
Service Corp. International, 7.7%, 4/15/2009	2,430,000	2,454,300
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	1,075,000	1,134,125
8.75%, 12/15/2011	210,000	227,850
Six Flags, Inc.:
8.875%, 2/1/2010	455,000	455,000
9.75%, 4/15/2013	2,615,000	2,726,138
Sonic Automotive, Inc., 11.0%, 8/1/2008	1,950,000	2,071,875
Starwood Hotels Resorts:
7.375%, 5/1/2007	375,000	391,875
7.875%, 5/1/2012	535,000	559,744
Tenneco Automotive, Inc., 11.625%, 10/15/2009	565,000	500,025
Town Sports International, 9.625%, 4/15/2011	310,000	325,500
Transwestern Publishing, Series F, 9.625%, 11/15/2007	1,665,000	1,750,331
TRW Automotive, Inc., 11.0%, 2/15/2013	60,000	65,700
Turning Stone Casino Entertainment, 9.125%, 12/15/2010	840,000	884,100
Unisys Corp., 6.875%, 3/15/2010	420,000	443,100
Venetian Casino Resort LLC, 11.0%, 6/15/2010	1,680,000	1,843,800
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	1,855,000	1,873,550
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	380,000	268,375
		98,796,013
Consumer Staples 2.9%
Agrilink Foods, Inc., 11.875%, 11/1/2008	2,565,000	2,776,613
Burns, Philp & Co., Ltd., 9.75%, 7/15/2012	1,220,000	1,220,000
Doane Pet Care Co., 9.75%, 5/15/2007	205,000	194,750
Dole Foods Co., 8.875%, 3/15/2011	345,000	375,188
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	1,820,000	2,002,000
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	1,425,000	1,489,125
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	1,090,000	1,242,600
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	2,390,000	2,539,375
Swift & Co., 10.125%, 10/1/2009	685,000	702,125
		12,541,776
Energy 8.9%
ANR Pipeline Co., 8.875%, 3/15/2010	400,000	442,000
Avista Corp., 9.75%, 6/1/2008	4,135,000	4,589,850
Chesapeake Energy Corp.:
7.5%, 9/15/2013	675,000	717,188
8.125%, 4/1/2011	315,000	340,200
Citgo Petroleum Corp., 11.375%, 2/1/2011	3,235,000	3,607,025
Coastal Corp., 6.5%, 6/1/2008	285,000	245,100
Continental Resources, Inc., 10.25%, 8/1/2008	1,630,000	1,613,700
Edison Mission Energy, 7.73%, 6/15/2009	3,415,000	2,868,600
El Paso Corp., 7.375%, 12/15/2012	470,000	397,150
Frontier Escrow Corp., 8.0%, 4/15/2013	590,000	610,650
Lone Star Technologies, Series B, 9.0%, 6/1/2011	150,000	155,250
Nevada Power Co., 10.875%, 10/15/2009	395,000	436,475
Newpark Resources, Inc., 8.625%, 12/15/2007	1,235,000	1,238,088
On Semiconductor Corp., 13%, 5/15/2008	350,000	332,500
Panhandle Eastern Pipe Line:
7.2%, 8/15/2024	585,000	605,475
7.95%, 3/15/2023	940,000	972,900
Parker & Parsley, 8.25%, 8/15/2007	4,850,000	5,518,088
Parker Drilling Co., Series B, 10.125%, 11/15/2009	1,540,000	1,643,950
Pioneer Natural Resources Co., 6.5%, 1/15/2008	2,510,000	2,726,954
Southern Natural Gas, 8.875%, 3/15/2010	485,000	535,925
Stone Energy Corp., 8.75%, 9/15/2007	555,000	573,731
Trico Marine Services, 8.875%, 5/15/2012	1,445,000	1,264,375
Westar Energy, Inc., 7.875%, 5/1/2007	1,885,000	2,073,500
Westport Resources Corp., 8.25%, 11/1/2011	2,485,000	2,708,650
Williams Co., Inc.:
7.125%, 9/1/2011	165,000	155,925
8.75%, 3/15/2032	370,000	360,750
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	590,000	548,700
XTO Energy, Inc., 6.25%, 4/15/2013	585,000	609,863
		37,892,562
Financials 3.8%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	1,755,000	1,439,100
Americredit Corp.:
9.25%, 5/1/2009	655,000	566,575
9.875%, 4/15/2006	655,000	586,225
Avecia Group PLC, 11.0%, 7/1/2009	430,000	391,300
Capstar Hotel Co., 8.75%, 8/15/2007	410,000	305,450
Corrections Corp. of America, 9.875%, 5/1/2009	1,350,000	1,471,500
Farmers Insurance Exchange, 8.625%, 5/1/2024	285,000	250,800
Global Exchange Services, LIBOR+900bp, 10.286%, 7/15/2008**	1,460,000	1,387,000
LaBranche & Co., Inc., 12.0%, 3/2/2007	2,240,000	2,452,800
Meristar Hospitality Corp., 9.0%, 1/15/2008	240,000	228,000
PCA LLC/ PCA Finance Corp., 11.875%, 8/1/2009	520,000	548,600
PEI Holdings, Inc., 11.0%, 3/15/2010	980,000	1,038,800
Qwest Capital Funding, Inc.:
5.875%, 8/3/2004	785,000	737,900
7.0%, 8/3/2009	215,000	177,913
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	595,000	688,713
TCI Communication Finance, 9.65%, 3/31/2027	190,000	211,406
Tech Olympic USA, Inc., 10.375%, 7/1/2012	615,000	633,450
Trump Holdings & Funding, 11.625%, 3/15/2010	405,000	387,788
Universal City Development, 11.75%, 4/1/2010	1,805,000	1,944,888
Xerox Credit Corp., 7.0%, 6/9/2003	865,000	865,000
		16,313,208
Health Care 2.5%
Ameripath, Inc., 10.5%, 4/1/2013	510,000	540,600
AmerisourceBergen Corp., 7.25%, 11/15/2012	770,000	816,200
HEALTHSOUTH Corp., 7.625%, 6/1/2012	2,150,000	1,370,625
HMP Equity Holdings Corp., Zero Coupon, 5/15/2008	950,000	450,633
Magellan Health Services, Inc., 9.375%, 11/15/2007*	910,000	819,000
Mariner Post-Acute Network, Inc., Series B, 10.5%, 8/1/2006	2,020,000	2,025,050
Radiologix, Inc., 10.5%, 12/15/2008	665,000	565,250
Stewart Enterprises, Inc., 6.4%, 5/1/2003	1,785,000	1,785,000
Sybron Dental Specialties, 8.125%, 6/15/2012	405,000	419,175
Tenet Healthcare Corp.:
6.375%, 12/1/2011	815,000	774,250
7.375%, 2/1/2013	835,000	824,563
Vanguard Health Systems, Inc., 9.75%, 8/1/2011	445,000	449,450
		10,839,796
Industrials 12.2%
Allied Waste North America, Inc.:
7.875%, 4/15/2013	1,235,000	1,284,400
9.25%, 9/1/2012	1,595,000	1,746,525
Series B, 10.0%, 8/1/2009	3,865,000	4,130,719
Ami Semiconductor, Inc., 10.75%, 2/1/2013	475,000	515,375
AutoNation, Inc., 9.0%, 8/1/2008	1,790,000	1,951,100
Buckeye Technologies, Inc., 8.25%, 12/15/2005	860,000	847,100
Chukchansi Economic Development Authority, 14.5%, 6/15/2009	405,000	421,706
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	310,000	312,713
Collins & Aikman Products:
10.75%, 12/31/2011	840,000	861,000
11.5%, 4/15/2006	1,635,000	1,528,725
CP Ships Ltd., 10.375%, 7/15/2012	180,000	194,850
Dana Corp.:
7.0%, 3/1/2029	1,185,000	1,001,325
9.0%, 8/15/2011	1,640,000	1,779,400
Day International Group, Inc.:
9.5%, 3/15/2008	100,000	89,000
11.125%, 6/1/2005	1,005,000	1,015,050
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	1,200,000	540,000
Delta Air Lines, Inc.:
7.7%, 12/15/2005	250,000	195,625
7.9%, 12/15/2009	695,000	483,025
DIMON Subs, 6.25%, 3/31/2007	540,000	496,800
Eagle-Picher Industries, Inc., 9.375%, 3/1/2008	495,000	438,075
Flowserve Corp., 12.25%, 8/15/2010	365,000	412,450
Fort James Corp., 6.875%, 9/15/2007	880,000	888,800
Golden State Petroleum Transportation, 8.04%, 2/1/2019	850,000	788,078
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	455,000	341,250
Hercules, Inc., 11.125%, 11/15/2007	4,804,000	5,428,520
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	350,000	378,000
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	1,670,000	1,820,300
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	555,000	568,875
JLG Industries, Inc., 8.25%, 5/1/2008	125,000	125,000
Kansas City Southern, 9.5%, 10/1/2008	1,850,000	2,044,250
Meritage Corp., 9.75%, 6/1/2011	590,000	644,575
Metaldyne Corp., 11.0%, 6/15/2012	715,000	622,050
Millennium America, Inc.:
7.0%, 11/15/2006	2,280,000	2,314,200
7.625%, 11/15/2026	3,420,000	3,197,700
Overseas Shipholding Group, 8.75%, 12/1/2013	500,000	514,234
Resolution Performance Products LLC, 13.5%, 11/15/2010	3,735,000	4,005,788
Supercanal Holding SA, 11.5%, 5/15/2005*	1,600,000	23,037
Tech Olympic USA, Inc., 10.375%, 7/1/2012	235,000	242,050
Terex Corp., 8.875%, 4/1/2008	770,000	800,800
The Brickman Group LTD., 11.75%, 12/15/2009	785,000	879,200
Travelcenters of America, Inc., 12.75%, 5/1/2009	1,575,000	1,701,000
United Rentals, Inc.:
Series B, 8.8%, 8/15/2008	445,000	418,300
Series B, 9.0%, 4/1/2009	450,000	427,500
9.25%, 1/15/2009	1,205,000	1,156,800
Xerox Corp.:
5.5%, 11/15/2003	785,000	792,850
9.75%, 1/15/2009	1,515,000	1,719,525
		52,087,645
Information Technology 1.3%
Globix Corp., 11.0%, 5/1/2008	80	57
Lucent Technologies, Inc.:
5.5%, 11/15/2008	4,880,000	4,135,800
6.45%, 3/15/2029	135,000	99,225
Riverwood International Corp., 10.875%, 4/1/2008	1,080,000	1,115,100
		5,350,182
Materials 9.3%
ARCO Chemical Co.:
9.8%, 2/1/2020	2,105,000	1,999,750
10.25%, 11/1/2010	700,000	721,000
Caraustar Industries, Inc., 9.875%, 4/1/2011	1,365,000	1,399,125
Cascades, Inc., 7.25%, 2/15/2013	780,000	822,900
Crown Cork & Seal, 8.0%, 4/15/2023	565,000	423,750
Dan River, Inc.:
10.125%, 12/15/2003	590,000	591,475
12.75%, 4/15/2009	780,000	760,500
Dayton Superior Corp., 13.0%, 6/15/2009	1,680,000	1,428,000
Dex Media East LLC/Fin:
9.875%, 11/15/2009	820,000	938,900
12.125%, 11/15/2012	2,240,000	2,665,600
Equistar Chemical/ Funding Corp., 10.625%, 5/1/2011	465,000	491,738
Equistar Chemicals LP, 8.75%, 2/15/2009	6,865,000	6,796,350
Fibermark, Inc., 10.75%, 4/15/2011	1,900,000	1,919,000
Foamex LP/Capital Corp., 10.75%, 4/1/2009	1,155,000	808,500
Georgia-Pacific Corp.:
7.5%, 5/15/2006	485,000	483,788
8.875%, 2/1/2010	1,395,000	1,503,113
8.875%, 5/15/2031	1,740,000	1,583,400
9.375%, 2/1/2013	870,000	957,000
Debenture, 7.7%, 6/15/2015	2,925,000	2,632,500
Hexcel Corp., 9.75%, 1/15/2009	565,000	556,525
Louisiana Pacific Corp., 10.875%, 11/15/2008	455,000	509,600
Lyondell Chemical Co.:
9.5%, 12/15/2008	425,000	433,500
10.875%, 5/1/2009	200,000	201,000
MMI Products, Inc., Series B, 11.25%, 4/15/2007	1,560,000	1,170,000
Owens-Brockway Glass Container:
7.75%, 5/15/2011	640,000	664,000
8.25%, 5/15/2013	905,000	928,756
Owens-Illinois, Inc.:
7.5%, 5/15/2010	425,000	414,375
7.85%, 5/15/2004	355,000	370,975
Phelps Dodge Corp., 8.75%, 6/1/2011	565,000	637,772
Pliant Corp., 13.0%, 6/1/2010	485,000	448,625
Polyone Corp., 10.625%, 5/15/2010	165,000	165,000
Sweetheart Cup Co., Inc., 12.0%, 7/15/2004	1,910,000	1,652,150
Tembec Industries, Inc., 8.5%, 2/1/2011	300,000	312,000
Toll Corp.:
7.75%, 9/15/2007	105,000	108,413
8.0%, 5/1/2009	255,000	268,388
8.25%, 2/1/2011	1,205,000	1,298,388
US Can Corp., Series B, 12.375%, 10/1/2010	1,005,000	703,500
		39,769,356
Telecommunication Services 7.1%
Adelphia Communications Corp., 8.375%, 2/1/2008*	735,000	360,129
Alamosa Delaware, Inc., 13.625%, 8/15/2011	150,000	102,000
Alamosa Holdings, Inc., Step-up Coupon, 0% to 2/15/2005, 12.875% to 2/15/2010	90,000	39,600
American Tower Corp., 9.375%, 2/1/2009	1,220,000	1,207,800
American Tower Escrow, Zero Coupon, 8/1/2008	1,050,000	656,250
Avaya, Inc., 11.125%, 4/1/2009	2,620,000	2,895,100
Century Communications Corp., 8.75%, 10/1/2007*	835,000	388,275
Crown Castle International Corp.:
9.375%, 8/1/2011	2,020,000	1,984,650
10.625%, 11/15/2007	340,000	351,050
DirecTV Holdings, 8.375%, 3/15/2013	1,135,000	1,271,200
Level 3 Communications, Inc., 11.0%, 3/15/2008	610,000	506,300
Nextel Communications, Inc.:
9.375%, 11/15/2009	995,000	1,074,600
9.5%, 2/1/2011	2,760,000	3,015,300
Nextel Partners, Inc.:
11.0%, 3/15/2010	205,000	216,275
Step-up Coupon, 0% to 2/1/2004, 14.0% to 2/1/2009	1,350,000	1,370,250
Nortel Networks Corp., 7.4%, 6/15/2006	1,165,000	1,135,875
Qwest Corp., 5.625%, 11/15/2008	4,585,000	4,264,050
Qwest Services Corp.:
13.5%, 12/15/2010	2,525,000	2,802,750
14.0%, 12/15/2014	522,000	595,080
Shaw Communications, Inc., 8.25%, 4/11/2010	1,035,000	1,120,388
Sprint Capital Corp.:
6.125%, 11/15/2008	445,000	453,900
6.375%, 5/1/2009	440,000	448,800
8.375%, 3/15/2012	1,885,000	2,097,063
Triton PCS, Inc., Step-up Coupon, 0% to 5/1/2003, 11.0% to 5/1/2008	405,000	406,013
US West Communication, Inc., 7.25%, 9/15/2025	1,765,000	1,588,500
		30,351,198
Utilities 3.2%
AES Corp., 8.75%, 6/15/2008	1,155,000	1,114,575
Calpine Corp.:
7.875%, 4/1/2008	665,000	475,475
8.5%, 2/15/2011	1,935,000	1,412,550
CMS Energy Corp.:
7.5%, 1/15/2009	2,600,000	2,509,000
8.5%, 4/15/2011	3,575,000	3,557,125
8.9%, 7/15/2008	430,000	432,150
Sonat, Inc., 7.625%, 7/15/2011	400,000	348,000
Southwest Gas Corp., 8.375%, 2/15/2011 (d)	325,000	377,595
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	1,035,000	1,050,525
Western Resources, Inc., 9.75%, 5/1/2007	2,075,000	2,290,281
		13,567,276
Total Corporate Bonds (Cost $296,702,310)		317,509,012

Foreign Bonds - US$ Denominated 18.3%
Ainsworth Lumber, 12.5%, 7/15/2007	295,000	324,500
Antenna TV SA, 9.0%, 8/1/2007	4,025,000	3,421,250
Bluewater Finance Ltd., 10.25%, 2/15/2012	1,465,000	1,501,625
British Sky Broadcasting PLC:
6.875%, 2/23/2009	1,620,000	1,753,650
8.2%, 7/15/2009	1,360,000	1,550,400
Burns, Philp & Co., Ltd., 10.75%, 2/15/2011	430,000	462,250
Central European Media Enterprises Ltd., 9.375%, 8/15/2004	1,110,000	1,082,250
Conproca SA de CV, 12.0%, 6/16/2010	600,000	768,000
Corp Durango SA, 13.75%, 7/15/2009*	995,000	457,700
Crown Euro Holdings SA, 10.875%, 3/1/2013	1,450,000	1,562,375
Disco SA, 9.875%, 5/15/2008	310,000	217,000
Euramax International PLC, 11.25%, 10/1/2006	1,235,000	1,290,575
Fage Dairy Industry SA, 9.0%, 2/1/2007	11,835,000	11,494,744
Federative Republic of Brazil, 8.0%, 4/15/2014	1,785,545	1,573,511
Grupo Elektra SA de CV, 12.0%, 4/1/2008	885,000	867,300
Innova S de R.L., 12.875%, 4/1/2007	1,565,000	1,537,613
LeGrand SA, 8.5%, 2/15/2025	615,000	593,475
Luscar Coal Ltd., 9.75%, 10/15/2011	165,000	186,450
Millicom International Cellular SA, 13.5%, 6/1/2006	1,415,000	1,110,775
Nortel Networks Corp., 6.125%, 2/15/2006	1,660,000	1,608,125
OAO Gazprom, 9.625%, 3/1/2013	1,965,000	2,092,725
Ocean Rig Norway AS, 10.25%, 6/1/2008	930,000	837,000
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	910,000	404,950
PTC International Finance BV, 10.75%, 7/1/2007	975,000	1,023,750
Republic of Argentina:
Series BGL4, 11.0%, 10/9/2006*	110,000	31,350
11.75%, 6/15/2015*	1,265,000	373,175
Series 2031, 12.0%, 6/19/2031*	651,900	174,383
12.375%, 2/21/2012*	975,000	294,938
Republic of Bulgaria, 8.25%, 1/15/2015	375,000	421,875
Republic of Turkey, 11.5%, 1/23/2012	470,000	465,300
Royal Caribbean Cruises Ltd.:
6.75%, 3/15/2008	450,000	427,500
7.25%, 3/15/2018	1,810,000	1,565,650
8.75%, 2/2/2011	790,000	801,850
Stagecoach Holdings PLC, 8.625%, 11/15/2009	2,820,000	2,871,110
Stena AB:
8.75%, 6/15/2007	1,480,000	1,526,250
9.625%, 12/1/2012	390,000	429,000
Stone Container Corp., 11.5%, 8/15/2006	620,000	663,400
Telus Corp., 8.0%, 6/1/2011	1,720,000	1,943,600
Tembec Industries, Inc., 8.625%, 6/30/2009	995,000	1,034,800
TFM SA de CV:
10.25%, 6/15/2007	1,570,000	1,554,300
11.75%, 6/15/2009	1,930,000	1,978,250
12.5%, 6/15/2012	1,400,000	1,470,000
Tyco International Group SA:
5.8%, 8/1/2006 (d)	4,330,000	4,265,050
6.125%, 11/1/2008 (d)	5,740,000	5,639,550
6.125%, 1/15/2009	3,605,000	3,541,913
6.375%, 10/15/2011	2,065,000	2,034,025
6.75%, 2/15/2011	1,870,000	1,870,000
Vicap SA, 11.375%, 5/15/2007	2,990,000	2,534,025
Vivendi Universal SA, 9.25%, 4/15/2010	1,785,000	2,003,663
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	725,000	578,188
Total Foreign Bonds - US$ Denominated (Cost $72,038,534)		78,215,138

Foreign Bonds - Non US$ Denominated 1.2%
Alcatel SA, 4.375%, 2/17/2009 EUR	605,000	576,981
Barry Callebaut Svcs NV, 9.25%, 3/15/2010 EUR	360,000	427,875
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	1,875,000	2,029,726
Prosieben Media AG, 11.25%, 7/31/2009 EUR	445,000	518,968
Republic of Argentina:
10.25%, 2/6/2049* EUR	1,677,037	472,573
11.25%, 4/10/2006* EUR	71,581	22,368
12.0%, 9/19/2016* EUR	48,573	16,262
10.5% 11/29/2049* EUR	1,076,269	306,285
Stagecoach Holdings PLC, 6.0%, 11/24/2004 EUR	620,000	671,163
Total Foreign Bonds - Non US$ Denominated (Cost $4,021,187)		5,042,201

Convertible Bonds 1.2%
Aether Systems, 6.0%, 3/22/2005	425,000	374,000
Avaya, Inc., Zero Coupon, 10/31/2021	1,645,000	795,851
Charming Shoppes, Inc., 4.75%, 6/1/2012	95,000	83,363
DIMON, Inc., 6.25%, 3/31/2007	2,475,000	2,277,000
Nortel Networks Corp., 4.25%, 9/1/2008	850,000	716,125
Parker Drilling Co., 5.5%, 8/1/2004	825,000	773,438
Total Convertible Bonds (Cost $4,568,651)		5,019,777

US Treasury Obligations 1.2%
US Treasury Bond, 5.375%, 2/15/2031	1,860,000	2,029,580
US Treasury Note, 4.0%, 11/15/2012	2,975,000	3,013,000
Total Treasury Obligations (Cost $4,974,850)		5,042,580

Scudder High Income Plus Fund

	Shares	Value ($)

Common Stocks 0.1%
Netia Holdings SA (Cost $415,035)	683,899	517,425

Warrants 0.0%
American Tower Corp.*	1,050	78,750
Asia Pulp & Paper Co., Ltd.*	1,230	0
Cable Satisfaction International, Inc.*	810	8
Dayton Superior Corp.*	2,140	21
McLeodUSA, Inc.*	3,777	718
SW Acquisition*	3,010	60,200
Travelcenters of America, Inc.*	5,415	54,150
Total Warrants (Cost $167,461)		193,847

Preferred Stocks 0.7%
Sinclair Capital*	7,715	813,933
TNP Enterprises, Inc.	26,820	2,212,650
Total Preferred Stocks (Cost $3,434,746)		3,026,583

Convertible Preferred Stocks 0.2%
Hercules Trust II	665	434,773
Lucent Technologies, Inc.	405	386,775
Total Convertible Preferred Stocks (Cost $760,124)		821,548

	Principal Amount ($)	Value ($)

Repurchase Agreements 0.0%
State Street Euro Dollar Time Deposit, 0.75% to be repurchased at $214,878 on 5/1/2003 (b) (Cost $214,874)	214,874	214,874

	Shares	Value ($)

Securities Sold Short (0.2)%
Lucent Technologies, Inc. (Proceeds $330,250)	(425,000)	(765,000)

Scudder High Income Plus Fund	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $387,297,772) (a)	97.2	415,602,985
Total Security Sold Short (Proceeds $330,250)	(.2)	(765,000)
Other Assets and Liabilities, Net	3.0	12,710,302
Net Assets	100.0	427,548,287

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2003.
(a) The cost for federal income tax purposes was $388,601,374. At April 30, 2003, net unrealized appreciation for all securities based on tax cost was $27,001,611. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $32,272,912 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,271,301.
(b) Repurchase agreements are fully collateralized by US Treasury and Government agency securities.
(c) Principal amount stated in US dollars unless otherwise noted.
(d) At April 30, 2003 these securities have been segregated, in whole or in part, to cover requirements for securities sold short.
Currency Abbreviations
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of April 30, 2003 (Unaudited)
Assets	Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
Investments in securities, at value[a]	$ 1,173,442,935	$ 145,111,563	$ 415,602,985
Cash	-	742,390	158,650
Foreign currency, at value (cost $592,507)	-	-	597,787
Receivable for investments sold	44,385,982	1,870,781	15,206,654
Receivable for Fund shares sold	27,769,606	2,442,754	215,400
Interest receivable	10,093,868	986,623	10,228,583
Unrealized appreciation on forward currency exchange contracts	-	-	11,911
Total assets	1,255,692,391	151,154,111	442,021,970
Liabilities
Due to custodian bank	119,463	-	-
Payable for investments purchased	78,280,307	5,147,052	11,468,341
Payable for investments purchased - mortgage dollar rolls	47,589,999	-	-
Deferred mortgage dollar roll income	164,938	-	-
Payable for Fund shares redeemed	2,260,305	28,272	1,765,957
Dividends payable	2,990,475	10,761	27,949
Unrealized depreciation on forward currency exchange contracts	-	-	174,422
Securities sold short, at value (proceeds $330,250)	-	-	765,000
Accrued management fee	367,018	23,520	160,921
Other accrued expenses and payables	366,408	32,361	111,093
Total liabilities	132,138,913	5,241,966	14,473,683
Net assets, at value	$ 1,123,553,478	$ 145,912,145	$ 427,548,287
Net Assets
Net assets consist of: Undistributed net investment income/(accumulated distributions in excess of net investment income)	217,476	(258,365)	(1,233,301)
Net unrealized appreciation (depreciation) on: Investments	26,354,339	883,121	27,870,463
Foreign currency related transactions	-	-	(153,440)
Accumulated net realized gain (loss)	12,187,201	175,539	(109,247,200)
Paid-in capital	1,084,794,462	145,111,850	510,311,765
Net assets, at value	$ 1,123,553,478	$ 145,912,145	$ 427,548,287

a Cost of $1,147,088,596, $144,228,442 and $387,297,772, respectively.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of April 30, 2003 (Unaudited) (continued)
Net Asset Value	Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
Class A Net assets applicable to shares outstanding	$ 85,277,262	$ 28,055,169	$ -
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	7,680,643	2,770,176	-
Net Asset Value and redemption price per share	$ 11.10	$ 10.13	$ -
Maximum offering price per share (100 / 95.5 of $11.10 and 97.25 of $10.13, respectively)	$ 11.62	$ 10.42	$ -
Class B Net assets applicable to shares outstanding	$ 36,109,815	$ 1,258,692	$ -
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	3,252,460	124,263	-
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 11.10	$ 10.13	$ -
Class C Net assets applicable to shares outstanding	$ 42,439,326	$ 6,732,208	$ -
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	3,822,052	664,927	-
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share	$ 11.10	$ 10.12	$ -
Maximum offering price per share (100 / 99 of $11.10 and 99 of $10.12, respectively)	$ 11.21	$ 10.22	$ -
Investment Class Net assets applicable to shares outstanding	$ 131,929,515	$ -	$ 5,366,890
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	11,875,179	-	752,723
Net Asset Value, offering and redemption price per share	$ 11.11	$ -	$ 7.13(a)
Institutional Class Net assets applicable to shares outstanding	$ 827,797,560	$ 109,866,076	$ 22,503,563
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	74,590,754	10,842,257	3,159,813
Net Asset Value, offering and redemption price per share	$ 11.10	$ 10.13	$ 7.12(a)
Premier Class Net assets applicable to shares outstanding	$ -	$ -	$ 399,677,834
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	-	-	56,113,916
Net Asset Value, offering and redemption price per share	$ -	$ -	$ 7.12

(a) Redemption price per share for shares held less than 180 days of their purchase is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended April 30, 2003 (Unaudited)
Investment Income	Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
Income: Interest	$ 26,372,734	$ 1,569,538	$ 20,171,520
Dividends	-	-	439,799
Total Income	26,372,734	1,569,538	20,611,319
Expenses: Management fee	1,971,056	183,274	975,221
Administrator service fee	591,322	54,867	234,056
Custodian	48,458	9,638	86,837
Auditing	6,897	14,161	11,719
Distribution and shareholder servicing fees	321,787	9,448	-
Legal	6,334	20,629	8,451
Trustees' fees and expenses	8,076	1,206	4,794
Reports to shareholders	5,496	12,826	10,249
Registration fees	60,960	13,943	9,725
Other	16,695	4,549	11,104
Total expenses, before expense reductions	3,037,081	324,541	1,352,156
Expense reductions	(12,552)	(70,281)	(358,232)
Total expenses, after expense reductions	3,024,529	254,260	993,924
Net investment income	23,348,205	1,315,278	19,617,395
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	12,589,715	188,884	806,838
Foreign currency related transactions	-	-	(364,389)
	12,589,715	188,884	442,449
Net unrealized appreciation (depreciation) during the period on: Investments	4,207,690	562,083	46,322,138
Foreign currency related transactions	-	-	(123,654)
	4,207,690	562,083	46,198,484
Net gain (loss) on investment transactions	16,797,405	750,967	46,640,933
Net increase (decrease) in net assets resulting from operations	$ 40,145,610	$ 2,066,245	$ 66,258,328

Statement of Changes in Net Assets - Scudder Fixed Income Fund
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
			Operations: Net investment income	$ 23,348,205	$ 46,038,953
Net realized gain (loss) on investment transactions	12,589,715	19,301,943
Net unrealized appreciation (depreciation) on investment transactions during the period	4,207,690	(19,414,099)
Net increase (decrease) in net assets resulting from operations	40,145,610	45,926,797
Distributions to shareholders from: Net investment income: Class A	(1,199,436)	(80,683)
Class B	(396,016)	(33,997)
Class C	(457,714)	(33,274)
Investment Class	(2,515,337)	(3,041,827)
Institutional Class	(18,435,402)	(43,064,320)
Net realized gains: Class A	(430,690)	-
Class B	(205,163)	-
Class C	(238,232)	-
Investment Class	(1,478,851)	-
Institutional Class	(10,099,312)	-
Fund share transactions: Proceeds from shares sold	454,704,888	467,669,565
Reinvestment of distributions	28,264,512	41,621,153
Cost of shares redeemed	(243,638,470)	(403,110,841)
Net increase (decrease) in net assets from Fund share transactions	239,330,930	106,179,877
Increase (decrease) in net assets	244,020,387	105,852,573
Net assets at beginning of period	879,533,091	773,680,518
Net assets at end of period (includes undistributed net income and accumulated distributions in excess of net investment income of $217,476 and $126,824, respectively)	$ 1,123,553,478	$ 879,533,091

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder Short Duration Fund
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
			Operations: Net investment income	$ 1,315,278	$ 1,858,541
Net realized gain (loss) on investment transactions	188,884	471,836
Net unrealized appreciation (depreciation) on investment transactions during the period	562,083	(200,377)
Net increase (decrease) in net assets resulting from operations	2,066,245	2,130,000
Distributions to shareholders from: Net investment income Class A	(39,687)	-
Class B	(1,978)	-
Class C	(7,177)	-
Institutional Class	(1,531,083)	(1,930,814)
Net realized gains - Institutional Class	(476,225)	(75,524)
Fund share transactions: Proceeds from shares sold	79,446,850	79,965,119
Reinvestment of distributions	1,832,629	1,078,963
Cost of shares redeemed	(11,121,254)	(43,633,267)
Net increase (decrease) in net assets from Fund share transactions	70,158,225	37,410,815
Increase (decrease) in net assets	70,168,320	37,534,477
Net assets at beginning of period	75,743,825	38,209,348
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $258,365 and $6,282, respectively)	$ 145,912,145	$ 75,743,825

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder High Income Plus Fund
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
			Operations: Net investment income	$ 19,617,395	$ 37,305,198
Net realized gain (loss) on investment transactions	442,449	(50,702,131)
Net unrealized appreciation (depreciation) on investment transactions during the period	46,198,484	2,783,659
Net increase (decrease) in net assets resulting from operations	66,258,328	(10,613,274)
Distributions to shareholders from: Net investment income: Investment Class	(202,145)	(475,313)
Institutional Class	(1,008,866)	(2,170,520)
Premier Class	(18,635,292)	(34,433,768)
Fund share transactions: Proceeds from shares sold	78,656,858	123,417,118
Reinvestment of distributions	19,689,208	39,943,153
Cost of shares redeemed	(59,023,614)	(125,027,915)
Redemption fees	1,419	52,950
Net increase (decrease) in net assets from Fund share transactions	39,323,871	38,385,306
Increase (decrease) in net assets	85,735,896	(9,307,569)
Net assets at beginning of period	341,812,391	351,119,960
Net assets at end of period (including accumulated distributions in excess of net investment income of $1,233,301 and $1,004,393, respectively)	$ 427,548,287	$ 341,812,391

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Fixed Income Fund

Class A
Years Ended October 31,	2003[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.08	$ 10.92
Income (loss) from investment operations: Net investment income[c]	.25	.17
Net realized and unrealized gain (loss) on investment transactions	.18	.18
Total from investment operations	.43	.35
Less distributions from: Net investment income	(.25)	(.19)
Net realized gains on investment transactions	(.16)	-
Total distributions	(.41)	(.19)
Net asset value, end of period	$ 11.10	$ 11.08
Total Return (%)[d]	3.87**	3.29**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	85	19
Ratio of expenses before expense reductions (%)	.80*	.83*
Ratio of expenses after expense reductions (%)	.79*	.79*
Ratio of net investment income (%)	4.56*	4.82*
Portfolio turnover rate (%)	240e*	152
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from June 28, 2002 (commencement of sales of Class A shares) to October 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 255%.
* Annualized
** Not annualized

Scudder Fixed Income Fund

Class B
Years Ended October 31,	2003[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.08	$ 10.92
Income (loss) from investment operations: Net investment income[c]	.21	.14
Net realized and unrealized gain (loss) on investment transactions	.18	.18
Total from investment operations	.39	.32
Less distributions from: Net investment income	(.21)	(.16)
Net realized gains on investment transactions	(.16)	-
Total distributions	(.37)	(.16)
Net asset value, end of period	$ 11.10	$ 11.08
Total Return (%)[d]	3.47**	3.04**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	9
Ratio of expenses before expense reductions (%)	1.54*	1.58*
Ratio of expenses after expense reductions (%)	1.54*	1.54*
Ratio of net investment income (%)	3.81*	4.07*
Portfolio turnover rate (%)	240e*	152
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from June 28, 2002 (commencement of sales of Class B shares) to October 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 255%.
* Annualized
** Not annualized

Scudder Fixed Income Fund

Class C
Years Ended October 31,	2003[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.08	$ 10.92
Income (loss) from investment operations: Net investment income[c]	.21	.15
Net realized and unrealized gain (loss) on investment transactions	.18	.17
Total from investment operations	.39	.32
Less distributions from: Net investment income	(.21)	(.16)
Net realized gains on investment transactions	(.16)	-
Total distributions	(.37)	(.16)
Net asset value, end of period	$ 11.10	$ 11.08
Total Return (%)[d]	3.66**	2.96**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	11
Ratio of expenses before expense reductions (%)	1.54*	1.58*
Ratio of expenses after expense reductions (%)	1.54*	1.54*
Ratio of net investment income (%)	3.81*	4.07*
Portfolio turnover rate (%)	240e*	152
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from June 28, 2002 (commencement of sales of Class C shares) to October 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales changes.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 255%.
* Annualized
** Not annualized

Scudder Fixed Income Fund

Investment Class
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.09	$ 11.12	$ 10.24	$ 10.17	$ 10.88	$ 10.75
Income (loss) from investment operations:
Net investment income	.26[c]	.59[c]	.64	.59	.61	.45
Net realized and unrealized gain (loss) on investment transactions	.17	(.03)	.88	.07	(.54)	.13
Total from investment operations	.43	.56	1.52	.66	.07	.58
Less distributions from: Net investment income	(.25)	(.59)	(.64)	(.59)	(.61)	(.45)
Net realized gains on investment transactions	(.16)	-	-	-	(.17)	-
Total distributions	(.41)	(.59)	(.64)	(.59)	(.78)	(.45)
Net asset value, end of period	$ 11.11	$ 11.09	$ 11.12	$ 10.24	$ 10.17	$ 10.88
Total Return (%)	3.89**	5.24[d]	15.39[d]	7.19[d]	.65[d]	5.28d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	132	95	34	13	7	2
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.66*	.81	.81	.79	.80	.87*
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.66*	.80	.80	.79	-	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.66*	.80	.80	.79	.80	.80*
Ratio of net investment income (%)	4.69*	5.35	5.95	6.40	5.86	5.77*
Portfolio turnover rate (%)	240e*	152	161	116	157	122
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period February 11, 1998 (commencement of sales of Investment Class shares) to October 31, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 255%.
* Annualized
** Not annualized

Scudder Fixed Income Fund

Institutional Class
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 11.08	$ 11.12	$ 10.24	$ 10.17	$ 10.88	$ 10.76
Income (loss) from investment operations:
Net investment income	.26[b]	.61[b]	.67	.67	.64	.65
Net realized and unrealized gain (loss) on investment transactions	.18	(.03)	.88	.07	(.54)	.20
Total from investment operations	.44	.58	1.55	.74	.10	.85
Less distributions from: Net investment income	(.26)	(.62)	(.67)	(.67)	(.64)	(.65)
Net realized gains on investment transactions	(.16)	-	-	-	(.17)	(.08)
Total distributions	(.42)	(.62)	(.67)	(.67)	(.81)	(.73)
Net asset value, end of period	$ 11.10	$ 11.08	$ 11.12	$ 10.24	$ 10.17	$ 10.88
Total Return (%)[c]	3.99**	5.49	15.56	7.55	.86	8.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	828	745	740	804	1,259	1,263
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.55*	.56	.56	.54	.55	.56
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.55*	.55	.55	.54	-	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.55*	.55	.55	.54	.55	.55
Ratio of net investment income (%)	4.80*	5.60	6.26	6.60	6.08	6.01
Portfolio turnover rate (%)	240d*	152	161	116	157	122
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 255%.
* Annualized ** Not annualized

Scudder Short Duration Fund

Class A
2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.09
Income (loss) from investment operations: Net investment income[b]	.04
Net realized and unrealized gain (loss) on investment transactions	.04
Total from investment operations	.08
Less distributions from: Net investment income	(.04)
Net asset value, end of period	$ 10.13
Total Return (%)[c]	.81**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28
Ratio of expenses before expense reductions (%)	.91*
Ratio of expenses after expense reductions (%)	.62*
Ratio of net investment income (%)	2.40*
Portfolio turnover rate (%)	314*
[a] For the period from February 28, 2003 (commencement of sales of Class A shares) to April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Short Duration Fund

Class B
2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.09
Income (loss) from investment operations: Net investment income[b]	.03
Net realized and unrealized gain (loss) on investment transactions	.04
Total from investment operations	.07
Less distributions from: Net investment income	(.03)
Net asset value, end of period	$ 10.13
Total Return (%)[c]	.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	1.68*
Ratio of expenses after expense reductions (%)	1.28*
Ratio of net investment income (%)	1.74*
Portfolio turnover rate (%)	314*
[a] For the period from February 28, 2003 (commencement of sales of Class B shares) to April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Short Duration Fund

Class C
2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.09
Income (loss) from investment operations: Net investment income[b]	.03
Net realized and unrealized gain (loss) on investment transactions	.03
Total from investment operations	.06
Less distributions from: Net investment income	(.03)
Net asset value, end of period	$ 10.12
Total Return (%)[c]	.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7
Ratio of expenses before expense reductions (%)	1.66*
Ratio of expenses after expense reductions (%)	1.26*
Ratio of net investment income (%)	1.76*
Portfolio turnover rate (%)	314*
[a] For the period from February 28, 2003 (commencement of sales of Class C shares) to April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Short Duration Fund

Institutional Class
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.17	$ 10.18	$ 9.97	$ 9.96	$ 10.13	$ 10.06
Income (loss) from investment operations:
Net investment income	.15[b]	.40[b]	.60	.63	.59	.60
Net realized and unrealized gain (loss) on investment transactions	.06	.07	.21	.01	(.14)	.07
Total from investment operations	.21	.47	.81	.64	.45	.67
Less distributions from: Net investment income	(.18)	(.46)	(.60)	(.63)	(.60)	(.60)
Net realized gains on investment transactions	(.07)	(.02)	-	-	(.02)	-
Total distributions	(.25)	(.48)	(.60)	(.63)	(.62)	(.60)
Net asset value, end of period	$ 10.13	$ 10.17	$ 10.18	$ 9.97	$ 9.96	$ 10.13
Total Return (%)[c]	2.09**	4.71	8.39	6.63	4.49	6.85
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110	76	38	34	27	20
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.69*	.76	.80	.87	1.29	.93
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.55*	.55	.55	.55	-	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.55*	.55	.55	.55	.55	.55
Ratio of net investment income (%)	2.91*	3.93	5.97	6.35	6.03	5.92
Portfolio turnover rate (%)	314*	211	129	89	142	98
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Scudder High Income Plus Fund

Investment Class
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.32	$ 7.24	$ 8.23	$ 9.07	$ 8.71	$ 10.28
Income (loss) from investment operations:
Net investment income	.33[c]	.71[c]	.94	1.10	1.00	.11
Net realized and unrealized gain (loss) on investment transactions	.81	(.92)	(.91)	(.84)	.36	(1.57)
Total from investment operations	1.14	(.21)	.03	.26	1.36	(1.46)
Less distributions from: Net investment income	(.33)	(.71)	(.96)	(1.10)	(1.00)	(.11)
Net realized gains on investment transactions	-	-	(.06)	-	-	-
Total distributions	(.33)	(.71)	(1.02)	(1.10)	(1.00)	(.11)
Redemption fees	.00***	.00***	-	-	-	-
Net asset value, end of period	$ 7.13	$ 6.32	$ 7.24	$ 8.23	$ 9.07	$ 8.71
Total Return (%)[d]	18.36**	(3.21)	.29	2.34	16.07	.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	4	5	3	3.08
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.81*	.95	1.11	.96	1.00	1.05*
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.81*	.90	.90	.91	-	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.81*	.90	.90	.90	.90	.90*
Ratio of net investment income (%)	9.76*	10.25	12.12	12.96	11.24	11.89*
Portfolio turnover rate (%)	115*	132	175[e]	151	180	131
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period September 15, 1998 (commencement of sales of Investment Class shares) to October 31, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized ** Not annualized *** Amount is less than $.005.

Scudder High Income Plus Fund

Institutional Class
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.32	$ 7.25	$ 8.23	$ 9.08	$ 8.71	$ 10.00
Income (loss) from investment operations:
Net investment income	.33[c]	.73[c]	1.01	1.12	1.03	.54
Net realized and unrealized gain (loss) on investment transactions	.81	(.93)	(.95)	(.85)	.37	(1.29)
Total from investment operations	1.14	(.20)	.06	.27	1.40	(.75)
Less distributions from: Net investment income	(.34)	(.73)	(.98)	(1.12)	(1.03)	(.54)
Net realized gains on investment transactions	-	-	(.06)	-	-	-
Total distributions	(.34)	(.73)	(1.04)	(1.12)	(1.03)	(.54)
Redemption fees	.00***	.00***	-	-	-	-
Net asset value, end of period	$ 7.12	$ 6.32	$ 7.25	$ 8.23	$ 9.08	$ 8.71
Total Return (%)[d]	18.34**	(3.07)	.68	2.45	16.54	(7.84)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	18	16	30	318	93
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.69*	.70	.86	.72	.75	82*
Ratio of expenses after expense reductions (including expense paid by the Fund) (%)	.65*	.65	.65	.68	-	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.65*	.65	.65	.65	.65	.65*
Ratio of net investment income (%)	9.92*	10.50	12.44	12.29	11.37	9.34*
Portfolio turnover rate (%)	115*	132	175[e]	151	180	131
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period March 16, 1998 (commencement of operations) to October 31, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized ** Not annualized *** Amount is less than $.005.

Scudder High Income Plus Fund

Premier Class
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.32	$ 7.24	$ 8.23
Income (loss) from investment operations:
Net investment income	.33[c]	.74[c]	.98
Net realized and unrealized gain (loss) on investment transactions	.81	(.92)	(.92)
Total from investment operations	1.14	(.18)	.06
Less distributions from: Net investment income	(.34)	(.74)	(.99)
Net realized gains on investment transactions	-	-	(.06)
Total distributions	(.34)	(.74)	(1.05)
Redemption fees	.00***	.00***	-
Net asset value, end of period	$ 7.12	$ 6.32	$ 7.24
Total Return (%)[d]	18.42**	(2.83)	.68**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	400	320	331
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.69*	.70	.71*
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.50*	.50	.50*
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.50*	.50	.50*
Ratio of net investment income (%)	10.07*	10.65	12.53*
Portfolio turnover rate (%)	115*	132	175[e]
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Commencement of sales of Premier Class shares was October 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Fixed Income Fund, Short Duration Fund, formerly "Short-Term Fixed Income Fund," and High Income Plus Fund ("Scudder Fixed Income Fund", "Scudder Short Duration Fund" and "Scudder High Income Plus Fund", each a "Fund" and collectively the "Funds"), each a diversified series of Morgan Grenfell Investment Trust (the "Trust") are registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as open-end management investment companies. The Trust is organized as a business trust under the laws of the state of Delaware.

The Fixed Income Fund offer five classes of shares to investors: Class A, Class B, Class C, Institutional Class and Investment Class. The Short Duration Fund offers four class of shares to investors: Class A, Class B, Class C and Institutional Class. The High Income Plus Fund offers three classes of shares to investors: Institutional Class, Investment Class and Premier Class.

These multiple classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Institutional Class shares and Premier Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Investment Class shares are not subject to any sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class-specific arrangements.

Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Foreign Currency Translations. The books and records of each Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The High Income Plus Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Fixed Income Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Short Sales. The High Income Plus and Short Duration Funds may sell securities they do not own in an attempt to profit from an anticipated decline in their value or in order to hedge portfolio positions. Both Funds borrow securities to complete the transaction. Both Funds maintain collateral with the lender of the securities in the form of cash and/or liquid securities. At April 30, 2003, the value of securities sold short amounted to ($765,000) and the value of the collateral deposited with the lender was $4,362,500 for the High Income Plus Fund.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

At October 31, 2002, the High Income Plus Fund had a net tax basis capital loss carryforward of approximately $106,925,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($3,829,000), October 31, 2007 ($1,033,000), October 31, 2008 ($10,382,000), October 31, 2009 ($41,422,000) and October 31, 2010 ($50,259,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of each Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, each Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	Fixed Income Fund	Short Duration Fund	High Income Plus Fund
Undistributed ordinary income*	$ 5,744,495	$ 583,265	$ 2,141,888
Undistributed net long-term capital gains	$ 10,023,835	$ 50,818	$ -
Capital loss carryforwards	$ -	$ -	$ (106,925,000)
Net unrealized appreciation (depreciation) on investments	$ 21,796,579	$ 321,038	$ (21,043,436)

In addition, during the year ended October 31, 2002, the tax character of distributions paid to shareholders by each Fund is summarized as follows:

	Fixed Income Fund	Short Duration Fund	High Income Plus Fund
Distributions from ordinary income*	$ 46,254,101	$ 2,002,156	$ 37,079,601
Distributions from long-term capital gains	$ -	$ 4,182	$ -

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares of the High Income Plus Fund held by Investment Class and Institutional Class shareholders for less than 180 days, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
Fixed Income Fund	$ 1,481,469,638	$ 1,235,418,253
Short Duration Fund	$ 207,968,724	$ 142,337,056
High Income Plus Fund	$ 261,971,757	$ 225,565,034

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor and Administrator for each Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement (the "Investment Advisory Agreement"), the Advisor directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund. The management fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.40% of the Fixed Income Fund's and Short Duration Fund's respective average daily net assets and 0.50% of the High Income Plus Fund's average daily net assets, computed and accrued daily and payable monthly.

Administrator Service Fee. For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.12% of the average daily net assets of each Fund, computed and accrued daily and payable monthly. For the six months ended April 30, 2003, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at April 30, 2003
Fixed Income Fund	$ 591,322	$ 107,705
Short Duration Fund	$ 54,867	$ 13,141
High Income Plus Fund	$ 234,056	$ 41,614

For the Fixed Income Fund, for the six months ended April 30, 2003, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of the Investment Class and the Institutional Class at 0.80% and 0.55%, respectively. For the period November 1, 2002 through January 31, 2003, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of Classes A, B and C at 0.79%, 1.54% and 1.54%, respectively. Effective February 1, 2003, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of Classes A, B and C at 0.80%, 1.55% and 1.55%, respectively.

For the Short Duration Fund, for the six months ended April 30, 2003, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of the Institutional Class at 0.55%. For the period from February 28, 2003 (commencement of sales of Class A, B and C shares) through March 26, 2003, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of Classes A, B and C at 0.80%, 1.55% and 1.55%, respectively. For the period from March 27, 2003 through April 10, 2003, the Advisor and Administrator voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of Classes A, B and C at 0.55%, 1.30% and 1.30%, respectively. Effective April 11, 2003, the Advisor and Administrator voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of Classes A, B and C at 0.55%, 1.15% and 1.15%, respectively.

For the High Income Plus Fund, for the six months ended April 30, 2003, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of the Investment Class, Institutional Class and Premier Class at 0.90%, 0.65% and 0.50%, respectively.

Under these agreements, the Advisor and Administrator waived and absorbed $12,552, $70,281 and $358,232 of expenses of the Fixed Income Fund, Short Duration Fund and High Income Plus Fund, respectively.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2003
Fixed Income Fund
Class A	$ 68,620	$ 17,751
Class B	$ 83,208	$ 21,140
Class C	$ 96,644	$ 24,228
	$ 248,472	$ 63,119
Short Duration Fund
Class A*	$ 4,315	$ 3,767
Class B*	$ 799	$ 591
Class C*	$ 3,048	$ 2,537
	$ 8,162	$ 6,895

* For the period from February 28, 2003 (commencement of sales Class A, B, C shares) to April 30, 2003.

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and Investment Class shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at April 30, 2003	Effective Rate
Fixed Income Fund
Class B	$ 27,736	$ 7,047.25%
Class C	$ 32,215	$ 8,076.25%
Investment Class	$ 13,364	$ 104,667	.11%*
	$ 73,315	$ 119,790
Short Duration Fund
Class B	$ 267	$ 197.25%
Class C	$ 1,019	$ 848.25%
	$ 1,286	$ 1,045
High Income Plus Fund
Investment Class	$ -	$ -	-*

* The Shareholder Servicing Fee for the Investment Class of the Fixed Income Fund and High Income Plus Fund includes adjustments of $91,303 and $5,284, respectively, as a one-time change in estimates.

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Class A, B and C shares of the Fixed Income Fund and the Short Duration Fund. Underwriting commissions paid in connection with the distribution of Class A and Class C shares of the Fixed Income Fund for the six months ended April 30, 2003 aggregated $52,186 and $108, respectively. Underwriting commissions paid in connection with the distribution of Class A and Class C shares of the Short Duration Fund from February 28, 2003, commencement of Class A and C shares to April 30, 2003 aggregated $7,393 and $200, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2003, the CDSC for Class B and C shares of the Fixed Income Fund aggregated $20,481 and $10,979, respectively. For the period from February 28, 2003, commencement of Class B and C shares, to April 30, 2003, there was no CDSC for the Class B and C shares of the Short Duration Fund.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Share Transactions

Scudder Fixed Income Fund

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,866,549	$ 75,519,280	1,833,099	$ 20,418,507*
Class B	2,688,436	29,609,608	876,001	9,771,838*
Class C	3,168,068	34,895,328	996,410	11,089,852*
Investment Class	4,952,963	54,578,447	8,948,342	98,172,290
Institutional Class	23,742,624	260,102,225	30,082,045	328,217,078
		$454,704,888		$ 467,669,565
Shares issued to shareholders in reinvestment of distributions
Class A	120,345	$ 1,325,330	5,933	$ 66,021*
Class B	32,607	358,968	1,952	21,708*
Class C	46,942	516,401	2,607	28,975*
Investment Class	313,924	3,448,854	278,815	3,060,781
Institutional Class	2,058,230	22,614,959	3,513,469	38,443,668
		$ 28,264,512		$ 41,621,153
Shares redeemed
Class A	(1,060,621)	$ (11,678,743)	(84,662)	$ (950,362)*
Class B	(321,438)	(3,539,892)	(25,098)	(279,065)*
Class C	(386,036)	(4,241,290)	(5,939)	(65,371)*
Investment Class	(1,954,477)	(21,531,902)	(3,708,215)	(40,792,432)
Institutional Class	(18,403,869)	(202,646,643)	(32,910,861)	(361,023,611)
		$ (243,638,470)		$ (403,110,841)
Net increase (decrease)
Class A	5,926,273	$ 65,165,867	1,754,370	$ 19,534,166*
Class B	2,399,605	26,428,684	852,855	9,514,481*
Class C	2,828,974	31,170,439	993,078	11,053,456*
Investment Class	3,312,410	36,495,399	5,518,942	60,440,639
Institutional Class	7,396,985	80,070,541	684,653	5,637,135
		$ 239,330,930		$ 106,179,877

* For the period from June 28, 2002 (commencement of sales of Class A, B, C shares) to October 31, 2002.

Scudder Short Duration Fund

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A*	2,872,520	$ 28,977,158	-	-
Class B*	136,669	1,379,219	-	-
Class C*	664,459	6,701,225	-	-
Institutional Class	4,200,774	42,389,248	7,909,211	79,965,119
		$ 79,446,850		$ 79,965,119
Shares issued to shareholders in reinvestment of distributions
Class A*	3,754	$ 37,999	-	$ -
Class B*	168	1,693	-	-
Class C*	763	7,726	-	-
Institutional Class	176,589	1,785,211	106,361	1,078,963
		$ 1,832,629		$ 1,078,963
Shares redeemed
Class A*	(106,098)	$ (1,071,051)	-	$ -
Class B*	(12,574)	(126,592)	-	-
Class C*	(295)	(3,020)	-	-
Institutional Class	(980,813)	(9,920,591)	(4,323,346)	(43,633,267)
		$ (11,121,254)		$ (43,633,267)
Net increase (decrease)
Class A*	2,770,176	$ 27,944,106	-	$ -
Class B*	124,263	1,254,320	-	-
Class C*	664,927	6,705,931	-	-
Institutional Class	3,396,550	34,253,868	3,692,226	37,410,815
		$ 70,158,225		$ 37,410,815

* For the period from February 28, 2003 (commencement of sales of Class A, B, C shares) to April 30, 2003.

Scudder High Income Plus Fund

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	319,905	$ 2,158,208	599,199	$ 4,278,945
Institutional Class	595,131	4,019,653	2,440,505	17,470,594
Premier Class	10,814,532	72,478,997	14,882,139	101,667,579
		$ 78,656,858		$ 123,417,118
Shares issued to shareholders in reinvestment of distributions
Investment Class	28,758	$ 194,897	65,981	$ 460,857
Institutional Class	127,097	859,112	297,497	2,077,184
Premier Class	2,755,143	18,635,199	5,381,526	37,405,112
		$ 19,689,208		$ 39,943,153
Shares redeemed
Investment Class	(175,476)	$ (1,163,698)	(711,867)	$ (5,026,576)
Institutional Class	(454,458)	(3,082,143)	(2,017,559)	(13,954,235)
Premier Class	(8,054,828)	(54,777,773)	(15,348,220)	(106,047,104)
		$ (59,023,614)		$ (125,027,915)
Redemption fees		$ 1,419		$ 52,950
Net increase (decrease)
Investment Class	173,187	$ 1,190,826	(46,687)	$ (247,815)
Institutional Class	267,770	1,796,622	720,443	5,607,534
Premier Class	5,514,847	36,336,423	4,915,445	33,025,587
		$ 39,323,871		$ 38,385,306

E. Forward Foreign Currency Commitments

The Scudder High Income Plus Fund had the following open contracts at April 30, 2003:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
USD	244,634	EUR	229,488	6/13/2003	$ 11,084
USD	46,934	EUR	42,862	6/13/2003	827
Total Unrealized Appreciation					$ 11,911

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation
EUR	646,738	USD	709,710	6/13/2003	$ (10,947)
EUR	290,375	USD	306,346	6/13/2003	(17,218)
EUR	234,352	USD	255,433	6/13/2003	(5,694)
EUR	117,322	USD	126,708	6/13/2003	(4,024)
EUR	115,122	USD	126,058	6/13/2003	(2,222)
PLZ	1,716,586	USD	417,234	6/13/2003	(31,306)
EUR	3,906,368	USD	4,248,175	6/27/2003	(102,499)
USD	356,924	EUR	320,014	6/27/2003	(512)
Total Unrealized Depreciation					$ (174,422)

Currency Abbreviations
EUR	Euro	USD	US Dollars
PLZ	Polish Zlotys

F. Line of Credit

Effective April 11, 2003, each Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Scudder Fixed Income Fund may borrow up to a maximum of 10 percent of its net assets under the agreement. Scudder Short Duration Fund and Scudder High Income Plus Fund may each borrow up to a maximum of 33 percent of its net assets under the agreement.

Prior to April 11, 2003, each Fund and several other affiliated funds (the "Participants") shared in a $50 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, which included the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 1.0 percent.

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

State Street Bank and Trust Company

One Heritage Drive JPB/2N North Quincy, MA 02171
Independent Auditors

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended April 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Emerging Markets Debt Fund, European Equity
                                    Fund, International Select Equity Fund,
                                    Municipal Bond Fund, Short-Term Municipal
                                    Bond Fund, Fixed Income Fund, Short Duration
                                    Fund and High Income Plus Fund, each a
                                    series of Scudder MG Investments Trust

By:                                 /s/Richard T. Hale
                                    ------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Emerging Markets Debt Fund, European Equity
                                    Fund, International Select Equity Fund,
                                    Municipal Bond Fund, Short-Term Municipal
                                    Bond Fund, Fixed Income Fund, Short Duration
                                    Fund and High Income Plus Fund, each a
                                    series of Scudder MG Investments Trust

By:                                 /s/Richard T. Hale
                                    ------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ------------------------------

By:                                 /s/Charles A. Rizzo
                                    ------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               6/30/03
                                    ------------------------------